Paper D: Financial Tables                                                                                                       117
--------------------------------------------------------------------------------------------------------------------

PAPER D Appendix: Financial Tables

TABLE I (A):          NET PROVINCIAL DEBT
TABLE I (B):          DEBT MATURITY SCHEDULE
TABLE I (C):          SUMMARY OF ONTARIO ELECTRICITY FINANCIAL CORPORATION (OEFC) INTERIM DEBT
TABLE I (D):          DESCRIPTION OF DERIVATIVE FINANCIAL INSTRUMENTS
TABLE II:             SCHEDULE OF OUTSTANDING DEBT ISSUED BY THE PROVINCE OF ONTARIO

118                                                                                                             2003 Ontario Budget
--------------------------------------------------------------------------------------------------------------------

NET PROVINCIAL DEBT                                                                                                      TABLE I (A)
Interim 2003(1)                                                                                                         ($ Millions)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Interim         Plan
                                                       1999          2000           2001           2002         2003           2004
-------------------------------------------------- ------------- ------------- --------------- ------------ ------------- ----------
Debt Issued for Provincial Purposes(2)
Non-Public Debt
   Minister of Finance of Canada:
     Canada Pension Plan Investment Fund..........  $     10,487  $     10,369  $       10,442  $    10,063  $      8,768  $   7,567
   Ontario Teachers' Pension Fund.................        13,213        12,252          11,535       11,043        10,387      9,487
   Ontario Municipal Employees Retirement Fund....           666           622             569          502           266        103
   Canada Mortgage and Housing Corporation........         1,208         1,181           1,147        1,116         1,078      1,040
   Public Service Pension Fund....................         3,604         3,535           3,446        3,331         3,200      3,052
   Ontario Public Service Employees'
     Union Pension Fund (OPSEU)...................         1,712         1,679           1,637        1,582         1,520      1,450
   Colleges of Applied Arts and Technology
     Pension Plan.................................            89            86              81           73            43         19
   Ryerson Retirement Pension Plan................             8             8               7            6             5          4
   Ontario Immigrant Investor Corporation .... . .                                                                     42         41
                                                   -- ---------- -- ---------- -- ------------ -- --------- -- ---------- -- -------
                                                    $     30,987  $     29,732  $       28,864  $    27,716  $     25,309  $  22,763
                                                   -- ---------- -- ---------- -- ------------ -- --------- -- ---------- -- -------
Publicly Held Debt
   Debentures and Bonds(3)........................  $     72,464  $     72,549  $       73,279  $    76,502  $     81,553     85,364
   Treasury Bills.................................           950         3,002           2,680        2,118         2,971      2,626
   U.S. Commercial Paper(3).......................           272           396             523          809         1,256      1,256
   Other..........................................           460           458             447          447           438        435
                                                   -- ---------- -- ---------- -- ------------ -- --------- -- ---------- -- -------
                                                    $     74,146        76,405  $       76,929  $    79,876  $     86,218  $  89,681
                                                   -- ---------- -- ---------- -- ------------ -- --------- -- ---------- -- -------
Total Debt Issued for Provincial Purposes           $    105,133  $    106,137  $      105,793  $   107,592  $    111,527  $ 113,645
                                                   -- ---------- -- ---------- -- ------------ -- --------- -- ---------- -- -------
Debt Issued for Investment in Electricity
   Sector(4)                                        $          -  $      8,885  $        8,885  $     8,885  $      8,885  $   8,885
Deposits with the Province of Ontario
   Savings Office(5)                                $      2,517  $      2,812  $        2,482  $     2,438  $          -  $       -
Other Liabilities(6)                                      19,237        19,403          15,940       12,815        14,289     10,058
                                                   -- ---------- -- ---------- -- ------------ -- --------- -- ---------- -- -------
Total Liabilities:                                  $    126,887  $    137,237  $      133,100  $   131,730  $    134,701  $ 132,588
Less: Total Assets                                  $   (12,150)  $   (23,522)  $     (22,466)  $  (21,540)  $   (24,995)  $ 22,882)
                                                   -- ---------- -- ---------- -- ------------ -- --------- -- ---------- -- -------
Net Provincial Debt(7)  - Before Provisional
Adjustment for CCRA Error; and Accounting
Changes                                             $    114,737  $    113,715  $      110,634  $ 110,190(7) $    109,706  $ 109,706
-------------------------------------------------- -- ---------- -- ---------- -- ------------ -- --------- -- ---------- -- -------
Source: Ontario Ministry of Finance.

(1)  The definition of Net Provincial Debt for 2002-03 and 2003-04  includes the
     Net  Investment  in  Tangible  Capital  Assets.  For all other  years,  the definition  of  Net  Provincial  Debt  represents  total  Liabilities  less
     Financial Assets.

(2)  Includes debt issued by Government Organizations.

(3)  All balances are expressed in Canadian dollars.  The balances above reflect the effect of related derivative contracts entered into by the Province.

(4)  Debt issued for Investment in Electricity Sector comprises notes payable to
     Ontario Electricity  Financial Corporation as a result of a debt for equity swap between the Province  and its two wholly owned  subsidiaries,  Ontario
     Power Generation Inc. and Hydro One Inc.

(5)  On January 28, 2003, the government  announced that Desjardins Credit Union
     Inc. was the successful  bidder for POSO.  The sale is effective  March 31,
     2003. POSO deposits are being replaced with long-term and short-term  debt.
     Accordingly,  the POSO  liability  of $2.2  billion is  reflected  in Other
     Liabilities in Interim 2003.  Funds will be transferred to the purchaser on
     April 1, 2003.

(6)  Other  Liabilities  include  Accounts  Payable,   Accrued  Liabilities  and
     Pensions and reflect amounts Before Provisional  Adjustment for CCRA Error;
     and Accounting Changes.

(7)  For more  information  on Net  Provincial  Debt,  please see 2001-02 Public
     Accounts of Ontario, Statement of Financial Position.

Paper D: Financial Tables                                                                                                       119
--------------------------------------------------------------------------------------------------------------------

DEBT MATURITY SCHEDULE                                                                                                   TABLE I (B)
Interim 2003(1)                                                                                                         ($ Millions)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Debt Issued by
                                     Debt Issued for Provincial Purposes(2)                Province for OEFC
                                                                                              Purposes(4)                 Total
Year Ending                Publicly Held          Non-Public
March 31                      Debt(3)                Debt               Sub-Total
2004                                   9,932                2,546                 12,478                  3,742               16,220
2005                                   9,071                2,243                 11,314                  3,250               14,564
2006                                  14,484                2,600                 17,084                    925               18,009
2007                                   5,892                1,903                  7,795                    119                7,914
2008                                   5,376                2,410                  7,786                    836                8,622
----------------------- -------------------- -------------------- ---------------------- ----------------------  -------------------
1-5 years                             44,755               11,702                 56,457                  8,872               65,329
6-10 years                            18,770               10,217                 28,987                  3,828               32,815
11-15 years                               36                1,320                  1,356                      -                1,356
16-20 years                            1,641                2,044                  3,685                    230                3,915
21-25 years                            9,955                   26                  9,981                     25               10,006
26-50 years                           11,061                    -                 11,061                    578               11,639
----------------------- -------------------- -------------------- ---------------------- ----------------------  -------------------

                                      86,218               25,309                111,527                 13,533              125,060
----------------------- -------------------- -------------------- ---------------------- ----------------------  -------------------

(1)  Prepared on the basis of modified accrual and consolidation accounting.

(2)  Includes debt issued by Government Organizations.

(3)  All balances are expressed in Canadian dollars.  The balances above reflect the effect of related derivative contracts entered into by the Province.

(4)  This debt is offset by bonds of Ontario Electricity  Financial  Corporation
     (OEFC)  bearing  like  terms and  conditions  to the  Ontario  obligations.
     Pursuant to the Ontario  Electricity  Act, 1998,  OEFC was established as a continuation of Ontario Hydro on April 1, 1999.

120                                                                                                             2003 Ontario Budget
--------------------------------------------------------------------------------------------------------------------

SUMMARY OF ONTARIO ELECTRICITY FINANCIAL CORPORATION (OEFC)                                                              TABLE I (C)
Interim Debt 2003                                                                                                       ($ Millions)
------------------------------------------------------------------------------------------------------------------------------------
Currency                             Canadian                  U.S.            Japanese             31-March-03          31-March-02
                                       Dollar                Dollar                 Yen                   Total                Total
---------------------  ---------------------- --------------------- -------------------  ---------------------- --------------------
Fiscal Year
2003                                        -                     -                   -                       -                6,544
2004                                    4,558                   309                   -                   4,867                1,666
2005                                    3,250                     -                  65                   3,315                3,250
2006                                      500                   425                   -                     925                1,000
2007                                      619                     -                   -                     619                  119
2008                                      302                 1,572                   -                   1,874                    -
1-5 years                               9,229                 2,306                  65                  11,600               12,579
6-10 years                              6,389                   388                   -                   6,777                8,237
11-15 years                               648                 1,114                   -                   1,762                1,843
16-20 years                             3,678                     -                   -                   3,678                2,702
21-25 years                             2,083                     -                   -                   2,083                3,037
26-50 years                               929                     -                   -                     929                  966
                                       22,956                 3,808                  65                  26,829               29,364
---------------------  ---------------------- --------------------- -------------------  ---------------------- --------------------

OEFC Debt Statistics
------------------------------------------------------------------------------------------------------------------------------------
Interim 2003                                                                                             Interim                Plan
($ Millions)                                                2000             2001           2002            2003                2004
--------------------------------------------- ------------------ ---------------- -------------- --------------------  -------------
Debt issued by the Province for OEFC
(formerly Ontario Hydro)                                   9,647           11,195         13,217          13,533              16,200
Debt guaranteed by the Province                           21,691           19,371         16,147          13,296              11,400
Total OEFC Debt                                           31,338           30,566         29,364          26,829              27,600
--------------------------------------------- ------------------ ---------------- -------------- --------------------  -------------

Paper D: Financial Tables                                                                                                       121
--------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF DERIVATIVE FINANCIAL INSTRUMENTS                                                                        Table I(D)
---------------------------------------------------------------------------------------------------------------------------------
The table below  presents a  preliminary  maturity  schedule  of the  Province's derivative financial instruments,  by type, based on the notional amounts of the contracts.  Notional  amounts  represent  the volume of  outstanding  derivative
contracts,   are  not   indicative  of  credit  or  market  risk,  and  are  not
representative of actual cash flows.

The Province has sizable financing  requirements,  largely to refinance maturing indebtedness.  To meet these financing  requirements in the most  cost-effective manner,  the Province has issued a variety of debt  instruments  in domestic and international  markets.  To take  advantage of favourable  interest  rates,  the
Province issues debt instruments that are repayable in several  currencies other than Canadian dollars.

Derivatives  are  financial  contracts,  the  value  of which  is  derived  from underlying  assets. The Province uses derivatives for the purpose of hedging and to minimize interest and currency  exchange costs.  Hedges are created primarily through swaps,  which are legal  arrangements,  the effect of which is that each party agrees to exchange,  with another party,  cash flows on a notional  amount during a specified period in order to offset or effectively convert its existing obligations.  Other derivative  instruments used by the Province include forward foreign  exchange  contracts,  forward  rate  agreements,  futures and  options.
---------------------------------------------------------------------------------------------------------------------------------

DERIVATIVE PORTFOLIO NOTIONAL VALUE
Interim 2003                                                                                                            ($ Millions)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Over      Interim
                                                                                            6-10         10         2003        2002
Maturity in Fiscal Year            2004       2005        2006        2007       2008       Years      Years       Total       Total
-------------------------------- --------- ----------- ----------- ----------- --------- ----------- ---------- ------------ -------
Swaps:
   Interest rate................     2,821       4,442      13,876       1,795     5,539       8,901      7,930       45,304  41,245
   Cross currency...............     3,589       5,915      10,575       1,206     2,512       4,078          -       27,875  29,187
Forward foreign exchange
   contracts....................     1,208           -           -           -         -           -          -        1,208   1,252
Futures.........................       251           -           -           -         -           -          -          251     171
                                   $ 7,869    $ 10,357    $ 24,451     $ 3,001   $ 8,051    $ 12,979    $ 7,930     $ 74,638 $71,855
-------------------------------- --------- ----------- ----------- ----------- --------- ----------- ---------- ------------ -------
Definitions:

Notional  value:  represents  the volume of outstanding  contracts.  It does not represent cash flows.

Swap: a legal arrangement,  the effect of which is that each of the parties (the counterparty)  takes  responsibility for a financial  obligation incurred by the other  counterparty.  An interest rate swap exchanges floating interest payments for fixed  interest  payments or vice versa.  A  cross-currency  swap  exchanges principal  and  interest  payments  in one  currency  for cash  flows in another currency.

Forward  foreign  exchange  contract:  an  agreement  between two parties to set exchange rates in advance.

Future:  a contract  that  confers an  obligation  to buy/sell a commodity  at a specified price and amount on a future date.

The Province  also limits its credit risk  exposure on  derivatives  by entering into contractual agreements that provide for netting arrangements with virtually all of its counterparties,  which enables it to settle derivative contracts on a net basis in the event of a counterparty default.

122                                                                                                             2003 Ontario Budget
--------------------------------------------------------------------------------------------------------------------

Schedule of Outstanding Debt Issued by the Province of Ontario                                                              TABLE II
Interim 2003
------------------------------------------------------------------------------------------------------------------------------------
Date of Maturity            Date of Issue           Series            Interest Rate (%)              Outstanding ($)       Reference
------------------------ ---------------------------------------- ------------------------- ------------------------ ---------------
                                                 Debt Issued for Provincial Purposes
                         ---------------------------------------- ------------------------- ------------------------ ---------------
PAYABLE IN CANADA IN CANADIAN DOLLARS
NON-PUBLIC DEBT
To Minister of Finance of Canada
Canada Pension Plan Investment Fund:
Year ending March 31
                         ---------------------------------------- ------------------------- ------------------------ ---------------
2004                             1984                CPP               10.92 to 12.14                  1,200,847,000
2005                             1985                CPP               12.08 to 14.06                  1,133,182,000
2006                             1986                CPP               10.58 to 12.57                  1,213,502,000
2007                             1987                CPP                9.36 to 10.17                    232,269,000
2008                             1988                CPP                    10.79                         42,300,000
2012                             1992                CPP                9.81 to 10.04                    987,249,000
2013                             1993                CPP                9.17 to 9.45                     700,137,000
2019                             1999                CPP                 5.81 to 5.84                     45,270,000
2020                             1999                CPP                5.50 to 6.91                     869,889,000
2021                             2000                CPP                6.33 to 6.67                     609,834,000
2022                             2001                CPP                6.17 to 6.47                     330,994,000
                                                                                            ------------------------
                                                                                                       7,365,473,000
                                                                                            ------------------------
Issued by Government Organizations
                                                                                            ------------------------
2010                             1989                CPP                9.15 to 10.31                    435,983,000
2011                             1990                CPP               10.36 to 11.33                    799,613,000
2012                             1991                CPP                9.81 to 10.04                     91,630,000
2013                             1992                CPP                9.17 to 9.45                      75,135,000
                                                                                            ------------------------
                                                                                                       1,402,361,000
                                                                                            ------------------------
     Total to Canada Pension Plan Investment Fund                                                      8,767,834,000             (5)
                                                                                            ========================

Paper D: Financial Tables                                                                                                       123
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TABLE II Schedule of Outstanding Debt Issued by the Province of Ontario - Continued
------------------------------------------------------------------------------------------------------------------------------------
Date of Maturity            Date of Issue           Series           Interest Rate (%)              Outstanding ($)        Reference
------------------------ ------------------- --------------------------------------------- ------------------------ ----------------
To Ontario Teachers' Pension Fund:
                         ------------------- --------------------------------------------- ------------------------ ----------------
Year ending March 31
                         ------------------- --------------------------------------------- ------------------------ ----------------
2004                          1982-1984               TI              12.88 to 13.34                    900,000,000
2005                          1984-1991               TI              12.60 to 13.27                    821,000,000
2006                          1985-1991               TI              11.07 to 14.40                  1,070,000,000
2007                          1985-1991               TI              10.26 to 13.01                  1,185,000,000
2008                          1983-1991               TI              10.15 to 15.38                  1,945,000,000
2009                          1986-1991               TI              10.98 to 11.50                  1,465,000,000
2010                          1986-1991               TI              10.22 to 11.24                  1,236,000,000
2011                            1987                  TI              10.11 to 10.32                    560,000,000
2012                          1988-1991               TI              10.68 to 11.24                    580,000,000
2013                          1989-1991               TI              11.06 to 11.31                    625,000,000
                                                                                           ------------------------
                                                                                                     10,387,000,000              (1)
                                                                                           ------------------------

To Ontario Municipal Employees Retirement Fund:
Year ending March 31
2004                           1996                MER                   9.45                         163,695,000
2007                           1996                MER                   9.77                         102,675,000
                                                                                         ------------------------
                                                                                                      266,370,000           (1)(38)
                                                                                         ------------------------

To Colleges of Applied Arts & Technology Pension Plan:
Year ending March 31
2004                           1996                CAAT                  9.45                          24,255,000
2007                           1996                CAAT                  9.77                          18,625,000
                                                                                         ------------------------
                                                                                                       42,880,000           (1)(38)
                                                                                         ------------------------

To Ontario Immigrant Investor Corporation
Year ending March 31
2004-2008                      2003                OIIC                   Zero                          41,967,309             (123)
                                                                                           -----------------------
                                                                                                        41,967,309
                                                                                           -----------------------

124                                                                                                             2003 Ontario Budget
--------------------------------------------------------------------------------------------------------------------

TABLE II Schedule of Outstanding Debt Issued by the Province of Ontario - Continued
-----------------------------------------------------------------------------------  -----------------------------------------------
Date of Maturity             Date of Issue           Series           Interest Rate (%)            Outstanding ($)         Reference
---------------------- ------------------------------------------ ------------------------- ---------------------- -----------------
To Ryerson Retirement Pension Plan:
                       ------------------------------------------ ------------------------- ---------------------- -----------------
Year ending March 31
                       ------------------------------------------ ------------------------- ---------------------- -----------------
2004                             1995                 RRPF                  12.78                        1,081,061
2005                             1995                 RRPF                  13.33                        1,229,597
2006                             1995                 RRPF                  11.16                        1,464,199
2007                             1995                 RRPF                   9.64                        1,618,485
                                                                                            ----------------------
                                                                                                         5,393,342               (1)
                                                                                            ----------------------

To Canada Mortgage and Housing Corporation:
Year ending March 31
2000-2004                    1974 to 1975             CMHC            5.125 to 7.875                        54,532
2000-2005                    1971 to 1975             CMHC            5.125 to 8.625                       389,342
2000-2006                    1973 to 1976             CMHC            5.125 to 10.375                      566,844
2000-2007                    1974 to 1977             CMHC            5.375 to 10.375                    2,018,879
2000-2010                    1970 to 1975             CMHC             5.75 to 6.875                     1,558,695
2000-2011                    1971 to 1976             CMHC             5.375 to 8.25                     2,833,542
2000-2012                        1972                 CMHC             6.875 to 8.25                     3,689,497
2000-2013                        1973                 CMHC             7.25 to 8.25                        700,166
2000-2014                        1974                 CMHC             6.125 to 8.25                    11,361,699
2000-2015                        1975                 CMHC            7.50 to 10.375                     7,151,935
2000-2016                        1976                 CMHC            5.375 to 10.75                    15,348,205
2000-2017                        1977                 CMHC            7.625 to 10.75                    11,465,977
2000-2018                    1977 to 1978             CMHC            7.625 to 13.00                    29,585,263
2000-2019                    1977 to 1980             CMHC            7.625 to 15.25                    33,762,881
2000-2020                    1978 to 1980             CMHC            7.625 to 15.75                    54,158,503
2000-2021                        1981                 CMHC             9.50 to 15.75                    26,114,815
2000-2022                        1982                 CMHC             9.75 to 15.75                     1,037,170
                                                                                          ------------------------
                                                                                                       201,797,945              (7)
                                                                                          ------------------------

Paper D: Financial Tables                                                                                                       125
--------------------------------------------------------------------------------------------------------------------

TABLE II Schedule of Outstanding Debt Issued by the Province of Ontario - Continued
-----------------------------------------------------------------------------------  -----------------------------------------------
Date of Maturity             Date of Issue          Series           Interest Rate (%)              Outstanding ($)        Reference
------------------------ ------------------------------------------------------------------ ----------------------- ----------------
Issued by Government Organizations
                         ------------------------------------------------------------------ ----------------------- ----------------

2004                              N/A                CMHC                  5.207                             10,075
2005                              N/A                CMHC                  5.125                             12,810
2006                              N/A                CMHC                   4.25                             41,238
2007                              N/A                CMHC                  4.674                            203,017
2008                              N/A                CMHC                  5.875                            165,659
2009                              N/A                CMHC                  5.375                            138,646
2010                              N/A                CMHC                   6.46                            718,642
2011                              N/A                CMHC                  6.416                          6,604,779
2012                              N/A                CMHC                  5.299                            341,767
2013                              N/A                CMHC                  5.375                          5,146,880
2014                              N/A                CMHC                  5.621                         15,783,554
2015                              N/A                CMHC                  5.822                         14,694,383
2016                              N/A                CMHC                  6.139                         40,279,091
2017                              N/A                CMHC                  6.249                         63,012,260
----
2018                              N/A                CMHC                  7.133                         52,518,737
2019                              N/A                CMHC              5.875 to 7.616                    56,864,700
2020                              N/A                CMHC               6.25 to 7.85                    174,236,741
2021                              N/A                CMHC              6.875 to 7.56                     85,941,610
2022                              N/A                CMHC              6.089 to 6.875                    94,426,729
2023                              N/A                CMHC              6.089 to 7.25                     75,238,542
2024                              N/A                CMHC                  6.089                         60,149,021
2025                              N/A                CMHC              6.089 to 7.50                     55,100,409
2026                              N/A                CMHC                  6.089                         21,953,380
2027                              N/A                CMHC                  6.089                         22,393,095
2028                              N/A                CMHC                  6.089                          3,403,370
Various                           N/A                CMHC                 Various                        27,149,000
                                                                                            -----------------------
                                                                                                        876,528,135              (7)
                                                                                            -----------------------
Total to Canada Mortgage and Housing Corporation                                                      1,078,326,080
                                                                                            -----------------------

126                                                                                                             2003 Ontario Budget
--------------------------------------------------------------------------------------------------------------------

TABLE II Schedule of Outstanding Debt Issued by the Province of Ontario - Continued
-----------------------------------------------------------------------------------  -----------------------------------------------
Date of Maturity               Date of Issue            Series           Interest Rate (%)            Outstanding ($)      Reference
------------------------- ----------------------- ------------------ ---------------------------------------------------------------
To Public Service Pension Fund:
                          ----------------------- ------------------ ---------------------------------------------------------------
Year ending March 31
                          ----------------------- ------------------ ---------------------------------------------------------------
2004                               1997                  OPB               9.50 to 14.65                   67,265,166
2005                               1997                  OPB               9.82 to 12.78                  160,431,479
2006                               1997                  OPB              11.05 to 13.33                  172,212,515
2007                               1997                  OPB              11.16 to 13.33                  188,766,466
2008                               1997                  OPB                   15.38                      218,362,903
2009                               1997                  OPB                   12.79                      264,512,886
2010                               1997                  OPB                   12.88                      273,669,452
2011                               1997                  OPB                   13.33                      282,994,558
2012                               1997                  OPB                   11.55                      336,229,108
2013                               1997                  OPB                   10.38                      374,479,804
2014                               1997                  OPB                   11.10                      409,677,031
2015                               1997                  OPB                   11.19                      450,938,707
                                                                                              -----------------------
                                                                                                        3,199,540,075    (1)(23)(65)
                                                                                              -----------------------

To Public Service Employees' Union Pension Fund:
Year ending March 31
2004                               1997                 OPPT              9.50 to 14.65                  31,954,627
2005                               1997                 OPPT              9.82 to 12.78                  76,213,714
2006                               1997                 OPPT             11.05 to 13.33                  81,810,350
2007                               1997                 OPPT             11.16 to 13.33                  89,674,381
2008                               1997                 OPPT                  15.38                     103,734,305
2009                               1997                 OPPT                  12.79                     125,658,067
2010                               1997                 OPPT                  12.88                     130,007,936
2011                               1997                 OPPT                  13.33                     134,437,870
2012                               1997                 OPPT                  11.55                     159,727,189
2013                               1997                 OPPT                  10.38                     177,898,359
2014                               1997                 OPPT                  11.10                     194,618,964
2015                               1997                 OPPT                  11.19                     214,220,513
                                                                                             ----------------------
                                                                                                      1,519,956,275     (1)(23)(65)
                                                                                             ----------------------
TOTAL NON-PUBLIC DEBT ISSUED                                                                         25,309,267,081
                                                                                             ----------------------

Paper D: Financial Tables                                                                                                       127
--------------------------------------------------------------------------------------------------------------------

TABLE II Schedule of Outstanding Debt Issued by the Province of Ontario - Continued
-----------------------------------------------------------------------------------  -----------------------------------------------
Date of Maturity         Date of Issue                Series         Interest Rate (%)             Outstanding ($)         Reference
------------------------------------------------ ----------------------------------------- ----------------------- -----------------
PAYABLE IN CANADA IN CANADIAN DOLLARS
PUBLICLY HELD DEBT
                         ----------------------- ----------------------------------------- ----------------------- -----------------
Apr. 22, 2003            Dec. 29, 1992                  HG                  8.75                       750,000,000               (1)
July 13, 2003            Jan. 13, 2000                  NB                Floating                     100,000,000               (8)
Sept. 16, 2003           Sept. 16, 1998                 MA                Floating                     100,000,000           (1)(73)
June 2, 2004             Feb. 3, 2000                   MG                 4.875                       190,600,000           (1)(97)
June 4, 2004             Oct. 4, 2001                 DMTN20              Floating                      75,500,000          (1)(102)
June 11, 2004            Oct. 11, 2001                DMTN21              Floating                      50,000,000          (1)(100)
July 2, 2004             July 2, 2002                 DMTN50              Floating                      50,000,000             (129)
Sept. 15, 2009           June 21, 1994                  HU                  9.00                     1,450,000,000               (1)
Nov. 4, 2009             Nov. 4, 2002                 DMTN55              Step-Up                       25,000,000               (2)
Nov. 27, 2009            Nov. 27, 2002                DMTN56              Step-Up                       25,000,000              (17)
Dec. 2, 2004             June 11, 2002                DMTN48                6.40                        94,290,000             (130)
Dec. 2, 2014             Oct. 28, 1999                  MV                  6.40                        12,710,000          (34)(49)
Dec. 18, 2009            Dec. 18, 2002                DMTN57              Step-Up                       25,000,000              (96)
Jan. 31, 2011            Jan. 31, 2003                DMTN58              Step-Up                       25,000,000             (139)
Feb. 18, 2010            Feb. 18, 2003                DMTN59              Step-Up                       25,000,000              (85)
Mar. 1, 2005             Mar. 1, 2002                 DMTN38              Floating                      50,000,000             (115)
Mar. 8, 2005             Dec. 10, 1999                  MZ                  6.25                     1,052,875,000          (1)(106)
May 13, 2005             May 13, 1999                   ML                  5.85                        50,000,000              (44)
Dec. 1, 2005             Sept. 13, 1995                 JP                  8.25                     1,000,000,000               (1)
Feb. 1, 2006             Feb. 1, 1999                   MJ                  5.00                        90,000,000               (1)
Feb. 1, 2006             Feb. 1, 2002                 DMTN34              Floating                     500,000,000          (1)(105)
Feb. 20, 2006            Feb. 20, 1996                  JZ             0.00 to 17.25                   107,000,000           (1)(40)
Mar. 8, 2006             Oct. 26, 2000                  NL                  5.90                       995,710,000           (1)(97)
July 20, 2006            July 20, 2001                 DMTN6              Step-Up                       45,000,000               (3)
July 24, 2006            July 24, 1996                  KE                  7.75                       700,000,000       (1)(39)(78)
Aug. 21, 2006            Aug. 21, 2001                 DMTN9              Step-Up                       25,000,000              (22)
Sept. 5, 2006            Sept. 5, 2001                DMTN12              Step-Up                       25,000,000              (26)
Sept. 11, 2006           Sept. 11, 2001               DMTN13              Step-Up                       30,000,000              (36)
Sept. 11, 2006           Sept. 11, 2001               DMTN14                6.25                       125,000,000              (32)
Nov. 28, 2006            Nov. 28, 2001                DMTN25              Step-Up                       25,000,000              (94)
Dec. 12, 2006            Dec. 12, 2001                DMTN27              Step-Up                       25,000,000              (88)
Jan. 12, 2007            Jan. 12, 1995                  JF                  9.50                       132,950,000           (1)(21)
Feb. 12, 2007            Feb. 12, 2002                DMTN35              Step-Up                       50,000,000             (108)
Feb. 20, 2007            Nov. 20, 2001                DMTN24              Step-Up                      100,000,000              (95)

128                                                                                                             2003 Ontario Budget
--------------------------------------------------------------------------------------------------------------------

TABLE II Schedule of Outstanding Debt Issued by the Province of Ontario - Continued
-----------------------------------------------------------------------------------  -----------------------------------------------
Date of Maturity          Date of Issue                Series        Interest Rate (%)       Outstanding Issue ($)         Reference
------------------------------------------------------------------------------------------ ----------------------- -----------------
PUBLICLY HELD DEBT - Continued
                          ---------------------------------------------------------------- ----------------------- -----------------
Mar. 1, 2007              Mar. 1, 2002                 DMTN36             Step-Up                       35,000,000             (113)
Mar. 8, 2007              Sept. 11, 2001               DMTN16               5.20                     1,499,640,000       (1)(77)(97)
Mar. 19, 2007             Mar. 19, 2002                DMTN41             Step-Up                       25,000,000               (6)
May 3, 2007               May 3, 2002                  DMTN43             Step-Up                       30,000,000             (131)
June 4, 2007              Dec. 4, 2001                 DMTN28             Step-Up                       30,000,000              (72)
June 18, 2007             Dec. 18, 2001                DMTN31             Step-Up                       33,000,000             (111)
July 21, 2007             Jan. 21, 2002                DMTN32             Step-Up                       35,000,000             (112)
July 15, 2007             July 15, 2002                DMTN49             Step-Up                       50,000,000             (136)
Aug. 27, 2007             Aug. 27, 2001                DMTN11             Step-Up                       25,000,000              (42)
Sept. 12, 2007            Sept. 12, 1997                 LE                6.125                     1,145,000,000           (1)(39)
Nov. 15, 2007             May 15, 2002                 DMTN47             Step-Up                       25,000,000             (134)
Dec. 10, 2007             Dec. 10, 1997                  LH                5.875                        66,475,000               (1)
June 3, 2008              June 3, 1999                   MN               Floating                      50,000,000              (46)
July 15, 2008             Feb. 6, 1998                   LM                 5.50                        75,000,000               (1)
Sept. 4, 2008             Sept. 4, 1998                  LW                 6.30                        50,000,000               (1)
Sept. 17, 2008            Sept. 17, 2001               DMTN15             Step-Up                       38,000,000              (52)
Oct. 22, 2008             Oct. 22, 2001                DMTN22             Step-Up                       25,000,000              (99)
Dec. 1, 2008              Mar. 5, 2002                 DMTN39             Floating                     150,000,000             (116)
Dec. 1, 2008              Sept. 15, 1998                 LZ                 5.70                     1,550,000,000               (1)
Dec. 5, 2008              Dec. 5, 2001                 DMTN30             Step-Up                       50,000,000             (110)
Mar. 3, 2009              Mar. 3, 2003                 DMTN60             Step-Up                       25,000,000             (140)
Mar. 17, 2009             Mar. 17, 2003                DMTN63             Step-Up                       25,000,000             (141)
Mar. 18, 2009             Mar. 18, 2002                DMTN40             Step-Up                       30,000,000             (117)
Apr. 1, 2009              Apr. 9, 1998                   LR                 6.15                       205,000,000              (87)
Apr. 3, 2009              Apr. 3, 2002                 DMTN42             Step-Up                       45,000,000             (132)
May 6, 2009               May 6, 2002                  DMTN45             Step-Up                       36,000,000             (133)
July 23, 2009             July 23, 2002                DMTN51             Step-Up                       25,000,000             (137)
July 27, 2009             July 27, 1999                  MR             5.75 to 6.50                    40,000,000              (25)
Sept. 4, 2009             Sept. 4, 1997                  LD            6.00 to 7.625                    75,000,000              (71)
Sept. 10, 2009            Sept. 10, 2002               DMTN52             Step-Up                       35,000,000             (138)
Oct. 3, 2009              Oct. 3, 2001                 DMTN19             Step-Up                       33,000,000             (103)
Nov. 19, 2009             Mar. 19, 1999                  MU                 6.20                       900,000,000          (1)(109)
Mar. 4, 2010              Mar. 4, 2002                 DMTN37             Step-Up                       25,000,000             (114)
May 30, 2010              May 30, 2001                  DMTN4             Step-Up                       50,000,000              (59)
June 28, 2010             June 28, 2001                 DMTN5             Step-Up                       30,000,000              (68)
July 30, 2010             July 30, 2001                 DMTN7             Step-Up                       25,000,000              (70)
Nov. 19, 2010             Nov. 24, 2000                  NK                 6.10                     1,620,000,000               (1)
Sept. 28, 2011            Sept. 28, 2001               DMTN17             Step-Up                       40,000,000             (104)

Paper D: Financial Tables                                                                                                       129
--------------------------------------------------------------------------------------------------------------------

TABLE II Schedule of Outstanding Debt Issued by the Province of Ontario - Continued
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------  -----------------------------------------------
Date of Maturity          Date of Issue                Series        Interest Rate (%)             Outstanding ($)         Reference
------------------------------------------------------------------------------------------ ----------------------- -----------------
PUBLICLY HELD DEBT - Continued
                          ---------------------------------------------------------------- ----------------------- -----------------
Oct. 5, 2011              Oct. 5, 2001                 DMTN18             Step-Up                       40,000,000             (101)
Oct. 30, 2011             Oct. 30, 2001                DMTN23             Step-Up                       35,000,000              (16)
Nov. 29, 2011             Nov. 29, 2001                DMTN26             Step-Up                       50,000,000              (89)
Dec. 2, 2011              Feb. 27, 2002                 DMTN8               6.10                     1,000,000,000           (1)(60)
July 7, 2012              May 18, 2002                 DMTN46               Zero                        25,269,411              (98)
Oct. 15, 2012             Oct. 15, 2002                DMTN54             Step-Up                       30,000,000              (86)
Dec. 2, 2012              Dec. 2, 2002                 DMTN53              5.375                     2,000,000,000               (1)
Sept. 1, 2015             Sept. 1, 2000                 DMTN1               6.25                        34,000,000           (1)(45)
Sept. 4, 2020             Sept. 4, 1998                  LY                 6.30                        50,000,000             (135)
July 13, 2022             July 13, 1992                  HC                 9.50                     1,590,438,000           (1)(53)
Sept. 8, 2023             Sept. 8, 1993                  HP                 8.10                     1,350,000,000               (1)
June 2, 2025              Dec. 20, 1994                  JE                 9.50                       500,000,000               (1)
Dec. 2, 2025              Oct. 5, 1995                   JQ                 8.50                     1,000,000,000               (1)
Feb. 6, 2026              Feb. 6, 1996                   JY                 8.00                        12,500,000               (1)
June 2, 2026              Dec. 21, 1995                  JU                 8.00                     1,000,000,000               (1)
Dec. 2, 2026              Feb. 13, 1997                  KR                 8.00                       386,500,000               (1)
Dec. 2, 2026              Jan. 20, 1999                  MH                 7.00                       124,584,000           (1)(90)
Feb. 3, 2027              Aug. 5, 1997                   KN                 7.50                        58,220,000              (18)
Feb. 3, 2027              Aug. 5, 1997                   KT                 6.95                         8,726,000              (74)
Feb. 3, 2027              Aug. 1, 1997                   KY                 7.50                        11,549,000               (1)
Feb. 3, 2027              Dec. 4, 1998                   LA                 7.50                         5,507,000               (1)
Feb. 4, 2027              Feb. 4, 1998                   KQ                7.375                           990,000               (1)
June 2, 2027              Oct. 17, 1996                  KJ                 7.60                     4,237,700,000           (1)(75)
Aug. 25, 2028             Feb. 25, 1998                  LQ                 6.25                         2,020,000               (1)
Mar. 8, 2029              Jan. 8, 1998                   LK                 6.50                     4,677,000,000               (1)
Jan. 13, 2031             Sept. 8, 1995                  JN                 9.50                       125,000,000               (1)
June 2, 2031              Mar. 27, 2000                  NF                 6.20                     2,500,000,000          (1)(107)
Mar. 3, 2033              Feb. 17, 2003                DMTN61               5.85                     1,000,000,000               (1)
Nov. 3, 2034              Nov. 3, 1994                   HY                 9.75                       280,000,000               (1)

130                                                                                                             2003 Ontario Budget
--------------------------------------------------------------------------------------------------------------------

TABLE II Schedule of Outstanding Debt Issued by the Province of Ontario - Continued
-----------------------------------------------------------------------------------  -----------------------------------------------
Date of Maturity          Date of Issue                 Series        Interest Rate (%)            Outstanding ($)         Reference
------------------------------------------------------------------------------------------ ----------------------- -----------------
PUBLICLY HELD DEBT - Continued
                          ---------------------------------------------------------------- ----------------------- -----------------
Jan. 10, 1995 to
  Jan. 10, 2035           Nov. 30, 1994                   HZ               9.4688                        2,315,904           (1)(24)
"              "          "             "                 JA               9.4688                       16,636,760       (1)(24)(82)
"              "          "             "                 JB               9.4688                        8,482,324           (1)(24)
"              "          "             "                 JC               9.4688                        4,764,354           (1)(24)
"              "          "             "                 JD               9.4688                        3,171,134           (1)(24)
Feb. 8, 2035              Feb. 8, 1995                    JJ                9.875                       73,000,000              (19)
June 20, 2036             June 28, 1996                   KC                8.25                       211,000,000               (1)
June 20, 2038             Sept. 16, 1996                  KG                8.10                       120,000,000               (1)
July 13, 2038             July 29, 1998                   LS                5.75                        50,000,000               (1)
Aug. 25, 2038             Aug. 17, 1998                   LT                6.00                       100,000,000               (1)
July 13, 2039             Feb. 2, 1999                    MK                5.65                       300,000,000               (1)
Dec. 2, 2039              Feb. 25, 2000                   NE                5.70                       553,700,000               (1)
July 13, 2040             Apr. 18, 2002                 DMTN44              6.20                        50,000,000               (1)
Dec. 2, 2041              Aug. 15, 2001                 DMTN10              6.20                       290,000,000          (1)(126)
Mar. 8, 2042              Dec. 4, 2001                  DMTN29              6.00                        41,000,000               (1)
June 2, 2042              Jan. 18, 2002                 DMTN33              6.00                       140,000,000          (1)(128)
June 2, 2043              Feb. 24, 2003                 DMTN62              5.75                        50,000,000               (1)
June 10, 2045             May 25, 1995                    JL                8.435                       35,531,176           (1)(41)
Mar. 1, 2045              Mar. 1, 1995                    JK                9.50                       150,000,000              (20)
                                                                                           -----------------------
                                                                                                    40,712,355,063
                                                                                           -----------------------

ONTARIO SAVINGS BONDS
Mar. 1, 2000              Mar. 1, 1995                 Annual             Variable                      2,590,400              (29)
Mar. 1, 2000              Mar. 1, 1995                Compound            Variable                      4,472,350              (29)
June 21, 2000             June 21, 1997                Annual               Fixed                         371,100              (29)
June 21, 2000             June 21, 1997               Compound              Fixed                         221,800              (29)
June 21, 2001             June 21, 1996                Annual              Step-Up                      1,483,800              (29)
June 21, 2001             June 21, 1996               Compound             Step-Up                      2,933,100              (29)
June 21, 2001             June 21, 1996                Annual             Variable                        686,900              (29)
June 21, 2001             June 21, 1996               Compound            Variable                        500,600              (29)
June 21, 2001             June 21, 1998                Annual               Fixed                         444,200              (29)

Paper D: Financial Tables                                                                                                       131
--------------------------------------------------------------------------------------------------------------------

TABLE II Schedule of Outstanding Debt Issued by the Province of Ontario - Continued
-----------------------------------------------------------------------------------  -----------------------------------------------
Date of Maturity           Date of Issue                Series          Interest Rate (%)           Outstanding ($)        Reference
-------------------------- ----------------------- ----------------- ----------------------- ---------------------- ----------------
ONTARIO SAVINGS BONDS - Continued
                           ----------------------- ----------------- ----------------------- ---------------------- ----------------
June 21, 2001              June 21, 1998               Compound               Fixed                         558,800             (29)
June 21, 2002              June 21, 1999                Annual                Fixed                       2,390,300             (29)
June 21, 2002              June 21, 1999               Compound               Fixed                       3,537,600             (29)
June 21, 2003              June 21, 1998               Compound              Step-Up                    246,371,300         (62)(92)
June 21, 2003              June 21, 1998                Annual               Step-Up                    270,137,100         (62)(92)
June 21, 2003              June 21, 2000                Annual                Fixed                     438,656,400         (30)(62)
June 21, 2003              June 21, 2000               Compound               Fixed                     354,083,900         (30)(62)
June 21, 2004              June 21, 1997                Annual               Step-Up                    445,456,400         (62)(66)
June 21, 2004              June 21, 1997               Compound              Step-Up                    361,201,500         (62)(66)
June 21, 2004              June 21, 1997                Annual              Variable                      9,890,400         (62)(67)
June 21, 2004              June 21, 1997               Compound             Variable                     10,082,200         (62)(67)
June 21, 2004              June 21, 1999               Compound              Step-Up                    244,513,350         (62)(28)
June 21, 2004              June 21, 1999                Annual               Step-Up                    237,819,100         (62)(28)
June 21, 2004              June 21, 2001                Annual                Fixed                     709,584,100         (30)(62)
June 21, 2004              June 21, 2001               Compound               Fixed                     560,437,400         (30)(62)
June 21, 2005              June 21, 1998                Annual              Variable                     67,563,100         (62)(81)
June 21, 2005              June 21, 1998               Compound             Variable                     70,412,700         (62)(81)
June 21, 2005              June 21, 2000                Annual               Step-Up                    705,343,800         (62)(48)
June 21, 2005              June 21, 2000               Compound              Step-Up                    601,201,150         (62)(48)
June 21, 2005              June 21, 2002                Annual                Fixed                     531,693,300         (62)(30)
June 21, 2005              June 21, 2002               Compound               Fixed                     502,633,100         (62)(30)
June 21, 2006              June 21, 1999               Compound             Variable                     72,197,600         (62)(81)
June 21, 2006              June 21, 1999                Annual              Variable                     52,920,600         (62)(81)
June 21, 2006              June 21, 2001                Annual               Step-Up                    869,007,500         (62)(63)
June 21, 2006              June 21, 2001               Compound              Step-Up                  1,077,474,100         (62)(63)
June 21, 2007              June 21, 2000               Compound             Variable                    116,973,650         (62)(56)
June 21, 2007              June 21, 2000                Annual              Variable                     90,312,600         (62)(56)
June 21, 2007              June 21, 2002                Annual               Step-Up                    196,374,400        (62)(124)
June 21, 2007              June 21, 2002               Compound              Step-Up                    255,628,700        (62)(124)
June 21, 2008              June 21, 2001                Annual              Variable                     93,684,000         (62)(64)
June 21, 2008              June 21, 2001               Compound             Variable                     99,940,700         (62)(64)
June 21, 2009              June 21, 2002                Annual              Variable                    356,705,800        (62)(127)
June 21, 2009              June 21, 2002               Compound             Variable                    249,823,200        (62)(127)
                                                                                             ----------------------
                                                                                                      9,918,314,100
                                                                                             ----------------------
TOTAL PAYABLE IN CANADA IN CANADIAN DOLLARS.................................................         75,939,936,244              (1)
                                                                                             ======================

132                                                                                                             2003 Ontario Budget
--------------------------------------------------------------------------------------------------------------------

TABLE II Schedule of Outstanding Debt Issued by the Province of Ontario - Continued
-----------------------------------------------------------------------------------  -----------------------------------------------
Date of Maturity           Date of Issue                Series          Interest Rate (%)             Outstanding ($)      Reference
-------------------------- ----------------------- ----------------- ----------------------- ---------------------------------------
GLOBAL MARKET PAYABLE IN CANADIAN DOLLARS
                           ----------------------- ----------------- ----------------------- ---------------------------------------
Dec. 8, 2003               July 20, 1993                  HM                  7.75                      1,250,000,000
Jan. 24, 2005              Jan. 24, 2000                  NC                Floating                      500,000,000           (50)
Jan. 19, 2006              Jan. 19, 1996                  JV                  7.50                      1,240,000,000           (39)
Feb. 7, 2024               Feb. 7, 1994                   HS                  7.50                      1,250,000,000
                                                                                             ------------------------
TOTAL PAYABLE IN CANADIAN DOLLARS...........................................................            4,240,000,000            (1)
                                                                                             ------------------------

PAYABLE IN EUROPE IN CANADIAN DOLLARS
Nov. 27, 2003             Nov. 27, 1998                   ME                   5.00                      250,000,000
Sept. 27, 2005            Sept. 27, 1993                  HQ                   7.25                      500,000,000
Dec. 1, 2005              Dec. 1, 1999                  EMTN045                6.50                      375,000,000
Jan. 23, 2006             Jan. 23, 2003                 EMTN053                3.50                      100,000,000
Aug. 9, 2006              Aug. 9, 2001                  EMTN049                5.75                      100,000,000
Sept. 10, 2007            Sept. 10, 2002                EMTN052               4.375                      750,000,000
Dec. 31, 2007             Jan. 16, 2002                 EMTN051               5.125                      350,000,000            (31)
Jan. 27, 2009             Jan. 27, 1999                 EMTN042                5.00                      350,000,000
Nov. 30, 2011             Nov. 30, 2001                 EMTN050                5.25                      450,000,000            (58)
July 13, 2034             July 13, 1994                 EMTN005                9.40                      300,000,000
                                                                                              ----------------------
TOTAL PAYABLE IN EUROPE IN CANADIAN DOLLARS..................................................          3,525,000,000             (1)
                                                                                              ----------------------

PAYABLE IN THE UNITED STATES IN CANADIAN DOLLARS
Feb. 18, 2013             Feb. 18, 1993                   HJ                  9.24                       250,000,000
                                                                                             -----------------------
TOTAL PAYABLE IN THE UNITED STATES IN CANADIAN DOLLARS......................................             250,000,000             (1)
                                                                                             -----------------------

PAYABLE IN THE UNITED STATES IN U.S. DOLLARS
June 30, 2005             Mar. 13, 2002                  NP                  4.20                        250,000,000
                                                                                            ------------------------
TOTAL PAYABLE IN THE UNITED STATES IN U.S. DOLLARS.........................................              250,000,000             (1)
                                                                                            ------------------------
CANADIAN DOLLAR EQUIVALENT
  EXCHANGE RATE OF $1.5885.................................................................              397,125,000            (10)
                                                                                            ------------------------

Paper D: Financial Tables                                                                                                       133
--------------------------------------------------------------------------------------------------------------------

TABLE II Schedule of Outstanding Debt Issued by the Province of Ontario - Continued
-----------------------------------------------------------------------------------  -----------------------------------------------
Date of Maturity         Date of Issue                Series          Interest Rate (%)               Outstanding ($)      Reference
------------------------ ----------------------- ----------------- ------------------------ ----------------------------------------
GLOBAL MARKET PAYABLE IN U.S. DOLLARS
                         ----------------------- ----------------- ------------------------ ----------------------------------------
June 22, 2004            June 22, 1994                  HV                  7.625                       1,000,000,000
Aug. 4, 2005             Aug. 4, 1995                   JM                   7.00                       1,250,000,000
Dec. 15, 2005            Nov. 26, 2002                  NT                  2.625                         481,691,920          (125)
Feb. 21, 2006            Feb. 21, 1996                  KA                   6.00                       2,050,000,000
Sept. 17, 2007           Sept. 17, 2002                 NR                   3.50                       1,000,000,000
Oct. 1, 2008             Oct. 1, 1998                   MB                   5.50                       1,750,000,000
Dec. 15, 2009            Oct. 1, 2002                   NS                   3.75                         300,000,000
July 17, 2012            July 17, 2002                  NQ                  5.125                         750,000,000
Feb. 15, 2013            Feb. 7, 2003                   NU                  4.375                         500,000,000
                                                                                            -------------------------
TOTAL PAYABLE IN U.S. DOLLARS..............................................................             9,081,691,920            (1)
                                                                                            -------------------------
CANADIAN DOLLAR EQUIVALENT
  EXCHANGE RATE OF $1.47419   .............................................................            13,388,151,133           (43)
                                                                                            -------------------------

PAYABLE IN CANADA IN U.S. DOLLARS
Apr. 24, 2005           Apr. 24, 1995                 DMTN1                Floating                       100,000,000
May 1, 2005             May 1, 1995                   DMTN2                Floating                       100,000,000
May 9, 2005             May 9, 1995                   DMTN3                Floating                       100,000,000
May 16, 2005            May 16, 1995                  DMTN4                Floating                       100,000,000
                                                                                            -------------------------
TOTAL PAYABLE IN CANADA IN U.S. DOLLARS....................................................               400,000,000           (35)
                                                                                            -------------------------
CANADIAN DOLLAR EQUIVALENT
  EXCHANGE RATE OF $1.36625................................................................               546,500,000            (9)
                                                                                            -------------------------

PAYABLE IN EUROPE IN U.S. DOLLARS
June 12, 2003           Jan. 19, 2001                EMTNO47               Floating                      100,000,000
                                                                                            ------------------------
TOTAL PAYABLE IN EUROPE IN U.S. DOLLARS....................................................              100,000,000             (1)
                                                                                            ------------------------
CANADIAN DOLLAR EQUIVALENT
   EXCHANGE RATE OF $1.5260................................................................              152,600,000            (11)
                                                                                            ------------------------

134                                                                                                             2003 Ontario Budget
--------------------------------------------------------------------------------------------------------------------

TABLE II Schedule of Outstanding Debt Issued by the Province of Ontario - Continued
-----------------------------------------------------------------------------------  -----------------------------------------------
Date of Maturity          Date of Issue                Series         Interest Rate (%)               Outstanding ($)      Reference
------------------------- ----------------------- ---------------- ------------------------ ----------------------------------------
PAYABLE IN JAPAN IN JAPANESE YEN
                          ----------------------- ---------------- ------------------------ ----------------------------------------
Aug. 25, 2003             Aug. 25, 1993                YL003               Floating                    10,000,000,000         (1)(4)
Sept. 22, 2003            Sept. 22, 1993               YL004                 5.20                      10,000,000,000            (1)
July 6, 2004              July 6, 1994                 YL005                 4.40                      10,000,000,000            (1)
July 21, 2004             July 21, 1994                YL006                 4.53                      10,000,000,000            (1)
Sept. 8, 2004             Sept. 7, 1994                YL008                 4.71                       7,000,000,000            (1)
Oct. 25, 2004             Oct. 25, 1994                YL009                 5.00                      10,000,000,000            (1)
Dec. 20, 2004             Dec. 20, 1994                YL010                 4.80                       5,000,000,000            (1)
Aug. 31, 2005             Aug. 31, 1995                YL011                 3.10                      25,000,000,000            (1)
Mar. 16, 2007             Mar. 18, 1997                  KU                  3.10                       5,000,000,000        (1)(54)
Mar. 16, 2007             Mar. 18, 1997                  KV                  3.25                      15,000,000,000        (1)(55)
July 18, 2007             July 18, 1997                YL012                2.615                      10,000,000,000            (1)
Nov. 12, 2009             Nov. 12, 1999                YL014                 2.00                      10,000,000,000            (1)
                                                                                            -------------------------
TOTAL PAYABLE IN JAPAN IN JAPANESE YEN.....................................................           127,000,000,000
                                                                                            -------------------------
CANADIAN DOLLAR EQUIVALENT
   EXCHANGE RATE OF $0.01313...............................................................             1,667,763,321           (14)
                                                                                            -------------------------

GLOBAL MARKET PAYABLE IN JAPANESE YEN
Jan. 25, 2010             Jan. 25, 2000                 ND                 1.875                      50,000,000,000
                                                                                           -------------------------
TOTAL PAYABLE IN JAPANESE YEN.............................................................            50,000,000,000            (1)
                                                                                           -------------------------
CANADIAN DOLLAR EQUIVALENT
   EXCHANGE RATE OF $0.01248..............................................................               624,152,136          (122)
                                                                                           -------------------------

Paper D: Financial Tables                                                                                                       135
--------------------------------------------------------------------------------------------------------------------

TABLE II Schedule of Outstanding Debt Issued by the Province of Ontario - Continued
-----------------------------------------------------------------------------------  -----------------------------------------------
Date of Maturity         Date of Issue                Series           Interest Rate (%)            Outstanding ($)        Reference
------------------------ ------------------------------------------ ----------------------- ----------------------- ----------------
PAYABLE IN EUROPE IN JAPANESE YEN
                         ------------------------------------------ ----------------------- ----------------------- ----------------
Mar. 15, 2005            Mar. 15, 1995               EMTN015                 6.00                     2,000,000,000             (33)
Sept. 8, 2005            Mar. 23, 1998               EMTN037                 6.21                    10,000,000,000
Sept. 19, 2005           Sept. 4, 1998               EMTN038                 6.205                   10,000,000,000
Aug. 29, 2006            Aug. 29, 1996               EMTN021                 4.28                    10,000,000,000             (57)
Mar. 26, 2007            Apr. 3, 1997                EMTN033                 3.20                    10,000,000,000             (47)
June 13, 2007            June 13, 1997               EMTN034                 3.58                    10,000,000,000             (79)
Feb. 25, 2008            Feb. 25, 1998               EMTN036                 2.60                     7,100,000,000             (80)
Nov. 19, 2009            Nov. 24, 1999               EMTN046                 2.00                    10,000,000,000
                                                                                            -----------------------
TOTAL PAYABLE IN EUROPE IN JAPANESE YEN....................................................          69,100,000,000              (1)
                                                                                            -----------------------
CANADIAN DOLLAR EQUIVALENT
   EXCHANGE RATE OF $0.01278...............................................................             883,354,744             (15)
                                                                                            -----------------------

PAYABLE IN EUROPE IN AUSTRALIAN DOLLARS
Mar. 7, 2008             Mar. 7, 2003                 EMTN054                4.75                       100,000,000
                                                                                            -----------------------
TOTAL PAYABLE IN AUSTRALIAN DOLLARS .......................................................             100,000,000              (1)
                                                                                            -----------------------
CANADIAN DOLLAR EQUIVALENT
   EXCHANGE RATE OF $0.89714 ..............................................................
                                     89,713,600               (142)
                         ----------------------

PAYABLE IN EUROPE IN EUROS
Jan. 13, 2004            Jan. 13, 1994                  HR                   6.25                       735,825,710            (119)
Sept. 27, 2004           Sept. 27, 1994                 HX                   7.75                       181,512,086            (120)
Feb. 17, 2006            Feb. 17, 1999                EMTN043                3.50                        27,000,000              (1)
July 29, 2008            July 29, 1996                  KD                   6.875                      457,347,051            (121)
July 21, 2009            July 21, 1997                EMTN035                5.875                      457,347,051            (118)
Mar. 12, 2010            Mar. 12, 2003                EMTN055                3.50                       400,000,000            (143)
                                                                                            -----------------------
TOTAL PAYABLE IN EUROPE IN EUROS...........................................................           2,259,031,898
                                                                                            -----------------------
CANADIAN DOLLAR EQUIVALENT
   EXCHANGE RATE OF $1.75148...............................................................           3,956,660,123             (27)
                                                                                            -----------------------

136                                                                                                             2003 Ontario Budget
--------------------------------------------------------------------------------------------------------------------

TABLE II Schedule of Outstanding Debt Issued by the Province of Ontario - Continued
-----------------------------------------------------------------------------------  -----------------------------------------------
Date of Maturity          Date of Issue                Series          Interest Rate (%)            Outstanding ($)        Reference
------------------------- ----------------------- ----------------- ----------------------- ----------------------- ----------------
GLOBAL MARKET PAYABLE IN NEW ZEALAND DOLLARS
                          ----------------------- ----------------- ----------------------- ----------------------- ----------------
Mar. 3, 2008              Mar. 3, 2003                   NV                  5.75                       250,000,000
Dec. 3, 2008              Dec. 3, 1998                   MF                  6.25                       250,000,000
                                                                                            -----------------------
TOTAL PAYABLE IN NEW ZEALAND DOLLARS.......................................................             500,000,000              (1)
                                                                                            -----------------------
CANADIAN DOLLAR EQUIVALENT
   EXCHANGE RATE OF $0.83151...............................................................             415,754,000             (69)
                                                                                            -----------------------

                                                                                            -----------------------
PAYABLE IN EUROPE IN NORWEGIAN KRONER
                                                                                            -----------------------
Dec. 29, 2004             Sept. 12, 1996               EMTN022               7.00                       300,000,000
                                                                                            -----------------------
TOTAL PAYABLE IN EUROPE IN NORWEGIAN KRONER................................................             300,000,000              (1)
                                                                                            -----------------------
CANADIAN DOLLAR EQUIVALENT
   EXCHANGE RATE OF $0.21235...............................................................              63,704,048             (61)
                                                                                            -----------------------

PAYABLE IN EUROPE IN POUNDS STERLING
June 10, 2004            June 10, 1998                 EMTN039               6.375                       200,000,000
                                                                                            ------------------------
TOTAL PAYABLE IN EUROPE IN POUNDS STERLING................................................               200,000,000             (1)
                                                                                            ------------------------
CANADIAN DOLLAR EQUIVALENT
   EXCHANGE RATE OF $2.3635................................................................              472,700,000            (12)
                                                                                            ------------------------

PAYABLE IN EUROPE IN SWISS FRANCS
July 7, 2003             July 7, 1998                EMTN041                 2.50                         250,000,000
                                                                                           --------------------------
TOTAL PAYABLE IN EUROPE IN SWISS FRANCS....................................................               250,000,000            (1)
                                                                                           --------------------------
CANADIAN DOLLAR EQUIVALENT
   EXCHANGE RATE OF $0.99726...............................................................               249,315,000           (13)
                                                                                           --------------------------

TOTAL DEBENTURES AND BONDS.................................................................            81,553,162,268
                                                                                           --------------------------

TREASURY BILLS.............................................................................             2,971,000,000           (84)
                                                                                           --------------------------

U.S. COMMERCIAL PAPER (in U.S. Dollars)....................................................               817,420,000
                                                                                           --------------------------
CANADIAN DOLLAR EQUIVALENT
   EXCHANGE RATE OF $1.53674 ..............................................................             1,256,161,845           (91)
                                                                                           --------------------------

Paper D: Financial Tables                                                                                                       137
--------------------------------------------------------------------------------------------------------------------

TABLE II Schedule of Outstanding Debt Issued by the Province of Ontario - Continued
-----------------------------------------------------------------------------------  -----------------------------------------------
Date of Maturity         Date of Issue                Series           Interest Rate (%)              Outstanding ($)      Reference
------------------------ ------------------------------------------ ----------------------- ----------------------------------------

                         ------------------------------------------ ----------------------- ----------------------------------------
Other Debt Issued by Government Organizations
                         ------------------------------------------ ----------------------- ----------------------------------------

                         ------------------------------------------ ----------------------- ----------------------------------------
PAYABLE IN THE UNITED STATES IN U.S. DOLLARS
                         ------------------------------------------ ----------------------- ----------------------------------------
July 1, 2006             Mar. 31, 1994            Collateralized           7.261 to
                                                    financing                7.395                        313,102,206
                                                                                            -------------------------
TOTAL PAYABLE IN THE UNITED STATES IN U.S. DOLLARS.........................................               313,102,206
                                                                                            -------------------------
CANADIAN DOLLAR EQUIVALENT
   EXCHANGE RATE OF $1.3977................................................................               437,624,036
                                                                                            -------------------------

                                                                                            -------------------------
TOTAL PUBLICLY HELD DEBT ISSUED............................................................            86,217,948,149
                                                                                            -------------------------

TOTAL DEBT ISSUED FOR PROVINCIAL PURPOSES..................................................           111,527,215,230           (83)
                                                                                            =========================

Debt Issued for Ontario Electricity Financial Corporation (OEFC)*

PAYABLE IN CANADA IN CANADIAN DOLLARS

NON-PUBLIC DEBT
Canada Pension Plan Investment Fund
2007                              1986                 CPP                   9.64                         119,000,000
2008                              1988                 CPP               9.13 to 9.72                     388,715,000
2009                              1989                 CPP              9.62 to 10.31                     589,319,000
2010                              1990                 CPP              9.61 to 10.31                     650,712,000
2021                              2001                 CPP                   6.08                          19,375,000
2022                              2002                 CPP               6.17 to 6.29                     172,961,000
2023                              2003                 CPP                   6.16                          38,130,000
                                                                                           --------------------------
TOTAL PAYABLE IN CANADA IN CANADIAN DOLLARS................................................             1,978,212,000            (5)
                                                                                           --------------------------

*    This debt is offset by Bonds of Ontario Electricity  Financial  Corporation
     (OEFC)  bearing  like  terms and  conditions  to the  Ontario  obligations.
     Pursuant to the Ontario  Electricity  Act, 1998,  OEFC was established as a continuation of Ontario Hydro on April 1, 1999.

138                                                                                                             2003 Ontario Budget
--------------------------------------------------------------------------------------------------------------------

TABLE II Schedule of Outstanding Debt Issued by the Province of Ontario - Continued
-----------------------------------------------------------------------------------  -----------------------------------------------
Date of Maturity          Date of Issue               Series           Interest Rate (%)              Outstanding ($)      Reference
------------------------- ---------------------- -----------------------------------------------------------------------------------
PAYABLE IN CANADA IN CANADIAN DOLLARS
PUBLICLY HELD DEBT
                          ---------------------- -----------------------------------------------------------------------------------
June 2, 2004              Dec. 9, 1998                HC-MG                  4.875                      3,000,000,000           (76)
Mar. 8, 2006              Mar. 8, 2001               CDB-NLA                 5.90                         500,000,000
Dec. 1, 2008              Jan. 22, 1999               HC-LZ                  5.70                         650,000,000
Nov. 19, 2009             July 26, 2000               HC-MU                  6.20                         500,000,000
Nov. 19, 2010             Sept. 1, 2000               HC-NK                  6.10                         500,000,000
Mar. 15, 2011             Mar. 15, 2001               DMTN3                  5.50                          50,000,000           (37)
Dec. 2, 2011              July 20, 2001               DMTN8                  6.10                         500,000,000           (60)
June 2, 2027              Feb. 4, 2000                HC-KJA                 7.60                          25,500,000
Aug. 25, 2028             Apr. 6, 1999                HC-LQA                 6.25                          78,600,000
June 2, 2031              Feb. 24, 2000               HC-NF                  6.20                         500,000,000           (51)
                                                                                              -----------------------
                                                                                                        6,304,100,000
                                                                                              -----------------------

PAYABLE IN EUROPE IN CANADIAN DOLLARS
Nov. 27, 2003             June 17, 1999               HC-ME                   5.00                        350,000,000
Feb. 28, 2005             Feb. 28, 2001              EMTN-48                  5.25                        250,000,000
                                                                                              -----------------------
                                                                                                          600,000,000
                                                                                              -----------------------

GLOBAL MARKET PAYABLE IN U.S. DOLLARS
Dec. 15, 2005             Nov. 26, 2002              GLB-NTB                 2.625                        268,308,080          (125)
Mar. 28, 2008             Feb. 26, 2003               GLB-NW                 3.282                        300,000,000
Oct. 1, 2008              Mar. 19, 2001              GLB-MBB                  5.50                        250,000,000
                                                                                              -----------------------
TOTAL PAYABLE IN U.S. DOLLARS.................................................................            818,308,080
                                                                                              -----------------------
CANADIAN DOLLAR EQUIVALENT
   EXCHANGE RATE OF $1.5392...................................................................          1,259,499,999           (93)
                                                                                              -----------------------

TREASURY BILLS..............................................................................         3,081,788,000
                                                                                            ----------------------

U.S. COMMERCIAL PAPER (in U.S. Dollars).....................................................           204,000,000
                                                                                            ----------------------
CANADIAN DOLLAR EQUIVALENT
   EXCHANGE RATE OF $1.5166 ................................................................           309,386,150
                                                                                            ----------------------

TOTAL DEBT ISSUED FOR ONTARIO ELECTRICITY                                                           13,532,986,149
FINANCIAL CORPORATION (OEFC) ...............................................................
                                                                                            ======================

Paper D: Financial Tables                                                                                                       139
--------------------------------------------------------------------------------------------------------------------

References:

1.   Non-callable.

2.   Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of November 4, 2004, and on each Extended  Maturity Date thereafter to the final  maturity  date of  November  4, 2009.  Coupon  interest  is paid semi-annually  at a rate of 4.10% in years  1-2,  4.55% in year 3, 5.40% in year 4,  6.0% in year 5,  6.75% in year 6, and 7.5% in the final  year.  In addition,  the Province  has entered into  interest  rate  agreements  that effectively converted the interest rate obligations on this debt to 3.40%.

3.   Bonds are  extendible  at the  option  of the  Province  every  six  months starting July 20, 2003, to the final maturity date of July 20, 2006. Coupon interest is paid monthly at a rate of 5.35% in years 1-2,  5.90% in year 3,
     6.50% in year 4, and 7.00% in the final year.  In  addition,  the  Province entered into  interest  rate  agreements  that  effectively  converted  the interest obligation on this debt to a fixed rate of 4.99%.

4.   Interest payable is six-month Yen LIBOR.

5.   Securities  sold to the Canada Pension Plan  Investment Fund are payable 20 years after their  respective  dates of issue,  are not  negotiable and not transferable  or assignable  but are  redeemable in whole or in part before maturity at the option of the Minister of Finance of Canada, on six months'
     prior  notice,  when the  Minister  deems it necessary in order to meet the requirements  of the Canada Pension Plan. In the case of redemption  before maturity,  the Ontario  Securities are to be redeemed in the order in which they were issued and the amount of Ontario Securities to be redeemed at any time shall be  proportionate  to the amount of all securities  then held to the credit of the said fund represented by Ontario Securities.

6.   Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of March 19, 2004,  and on each Extended  Maturity Date  thereafter to the  final  maturity  date of  March  19,  2007.  Coupon  interest  is paid semi-annually  at a rate of 4.20% in years  1-2,  4.75% in year 3, 5.75% in year 4, and 7.1% in the final year.  In addition,  the Province has entered into interest rate agreements that effectively  converted the interest rate obligations  on this debt to  floating  three-month  Canadian BA rate minus
     0.09%.

7.   The terms of these debentures require that equal payments be made each year until  their  maturity.  Each  payment  consists of blended  principal  and interest.

8.   Interest payable is three-month Canadian BA.

9.   The Province  entered into currency  exchange  agreements that  effectively converted these U.S. dollar  obligations to Canadian dollar  obligations at an  exchange  rate of 1.36625.  In  addition,  the  Province  entered  into interest rate agreements that effectively converted the interest obligation on this debt to a fixed rate of 8.64%.

10.  The Province  entered into currency  exchange  agreements that  effectively converted these U.S. dollar  obligations to Canadian dollar  obligations at an exchange rate of 1.5885. In addition, the Province entered into interest rate agreements that effectively  converted the interest obligation on this debt to a floating rate Canadian dollar three-month BA rate minus 0.07%.

11.  The Province  entered into currency  exchange  agreements that  effectively converted these U.S. dollar  obligations to Canadian dollar  obligations at an exchange rate of 1.5260. In addition, the Province entered into interest rate agreements that effectively  converted the interest obligation on this debt to a fixed rate of 4.85%.

12.  The Province  entered into currency  exchange  agreements that  effectively converted these Pounds Sterling  obligations to Canadian dollar obligations at an exchange  rate of 2.3635.  In  addition,  the  Province  entered into interest rate agreements that effectively converted the interest obligation on this debt to a fixed rate of 5.50%.

13.  The Province  entered into currency  exchange  agreements that  effectively converted these Swiss franc  obligations to Canadian dollar  obligations at an  exchange  rate of 0.99726.  In  addition,  the  Province  entered  into interest rate agreements that effectively converted the interest obligation on this debt to a floating Canadian BA rate minus 0.025%.

14.  The Province  entered into currency  exchange  agreements that  effectively converted  substantially  all of these Japanese yen obligations to Canadian dollar  obligations  at an  exchange  rate of  0.01313.  In  addition,  the
     Province entered into interest rate agreements that  effectively  converted the  interest  obligation  on this debt to a fixed  rate of 7.87% on $1,448 million, and floating Canadian BA rate minus 0.051% on $220 million.

15.  The Province  entered into currency  exchange  agreements that  effectively converted  substantially  all of these Japanese yen obligations to Canadian dollar  obligations  at an  exchange  rate of  0.01278.  In  addition,  the
     Province entered into interest rate agreements that  effectively  converted the interest obligation on this debt to a fixed rate of 6.78%.

16.  Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of October 30, 2003, and on each Extended  Maturity Date thereafter to the final  maturity  date of October  30,  2011.  Coupon  interest  is paid monthly  at a rate of  4.75%  in year 1.  5.0% in year 2,  5.25% in year 3,
     5.50% in year 4,  5.75% in year 5,  6.00% in year 6, 6.50% in year 7, 6.75%
     in year 8, 7.00% in year 9 and 7.25% in the final year.  In  addition,  the
     Province entered into interest rate agreements that  effectively  converted the interest rate obligation on this debt to a fixed rate of 3.12%.

140                                                                                                             2003 Ontario Budget
--------------------------------------------------------------------------------------------------------------------

17.  Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of November 27, 2004, and on each Extended Maturity Date thereafter to the final  maturity  date of November  27,  2009.  Coupon  interest is paid semi-annually at a rate of 4.0% in years 1-2, 4.2% in year 3, 4.55% in year
     4,  5.35% in year 5,  6.05% in year 6, and  6.55%  in the  final  year.  In
     addition,   the  Province   entered  into  interest  rate  agreements  that
     effectively  converted the interest rate obligation on this debt to a fixed rate of 3.372%.

18.  During the 2002-03  fiscal year,  the Province  purchased for  cancellation
     $4.38 million of the KN Series bonds.

19.  Retractable  in whole  or in part on  February  8,  2007,  at the  holder's option,  provided  that the notice of  retraction is made during the period from  July 15,  2006 to  January  15,  2007  inclusive.  Such  election  is irrevocable.

20.  Retractable  in whole or in part on March 1, 2010, at the holder's  option, provided that the notice of retraction is made during the period from March
     1, 1995 to February 12, 2010 inclusive. Such election is irrevocable.

21.  Exchangeable at any time, in whole or in part, at the holder's option,  for an  equivalent  principal  amount of Series JG 9.50%  bonds due January 12,
     2035.

22.  Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of August 21, 2003, and on each Extended  Maturity Date  thereafter to the final  maturity  date of  August  21,  2006.  Coupon  interest  is paid semi-annually  at a rate of 5.20% in years  1-2,  5.50% in year 3, 6.00% in year 4 and 6.70% in the final year. In addition,  the Province entered into interest rate agreements that effectively converted the interest obligation on this debt to a fixed rate of 4.63%.

23.  The terms of these  debentures  require that the  principal be repaid in 12 equal monthly payments in the year preceding the date of maturity.

24.  The terms of these debentures require unequal payments,  consisting of both principal and interest, to be made at predetermined irregular intervals. On
     January 10, 2035, the principal to be repaid on each debenture will be $2.3 million.

25.  Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of July 27, 2001 (option  exercised),  and on each  Extended  Maturity
     Date  thereafter  to the  final  maturity  date of July  27,  2009.  Coupon interest is paid  semi-annually  at a rate of 5.75% in years 1-2,  5.90% in years  3-4,  6.00% in years 5-6,  6.15% in years  7-8,  6.25% in year 9 and
     6.50% in the final year.  In addition,  the Province  entered into interest rate agreements that effectively  converted the interest obligation on this debt to floating Canadian BA rate minus 0.125%.

26.  Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of September 5, 2003, and on each Extended Maturity Date thereafter to the final  maturity  date of  September  5, 2006.  Coupon  interest is paid semi-annually  at a rate of 5.00% in years  1-2,  5.25% in year 3, 5.75% in year 4 and 6.40% in the final year. In addition,  the Province entered into interest rate agreements that effectively converted the interest obligation on this debt to a fixed rate of 4.39%.

27.  The Province  entered into currency  exchange  agreements that  effectively converted  these Euro  obligations  to Canadian  dollar  obligations  at an exchange rate of 1.75148.  In addition,  the Province entered into interest rate agreements that effectively  converted the interest obligation on this debt to a fixed rate of 6.65% on $3,912  million and  floating  Canadian BA rate minus 0.055% on $45 million.

28.  The interest rate was set at 4.75% for the first year. The interest payable is 6.00% in the second year,  6.25% in the third year,  6.50% in the fourth year and 6.75% in the final year.

29.  The 1995 series of Ontario Savings Bonds matured on March 1, 2000, the 1997 fixed series bonds matured on June 21, 2000,  the 1996 Series bonds and the
     1998 fixed series bonds matured on June 21, 2001, and the 1999 fixed series bonds matured on June 21, 2002. The outstanding amounts represent bonds not yet presented for redemption.

30.  In every year for the period 1997-2002, the Province issued fixed rate OSBs each with terms of three years. Interest rates were set for the term of the bonds.  The rate on the 1997 and 1998  Series  bonds was set at 5.25%.  The rate on the 1999 and 2001  Series  bonds  was  5.50%.  The rate on the 2000
     Series  bonds was 6.50%,  and the rate on the 2002 Series was  4.625%.  31.
     During the 2002-03 fiscal year,  Series EMTN51 was reopened once,  bringing the total issue to $350 million.

32.  Callable  in full,  and not in part,  on  September  4,  2003,  at par.  In
     addition,   the  Province   entered  into  interest  rate  agreements  that
     effectively  converted the interest obligation on this debt to a fixed rate of 4.06%.

33.  Proceeds of issue and repayment are in Japanese yen. Interest is payable in
     Australian dollars,  based on a notional principal of AUD 27.2 million at a rate of 6.00%.

34.  The bonds are  extendible  at the  option  of the  bondholder  on or before
     November  10,  2004.  Coupon  interest  is paid at 6.40% for the first five years.  If extended  to the final  maturity  date of December 2, 2014,  the coupon  will step up to 6.80%.  In  addition,  the  Province  entered  into interest rate agreements that effectively converted the interest obligation on this debt to floating Canadian BA rate.

35.  Interest payable is six-month U.S. LIBOR plus 0.0475%.

36.  Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of September 11, 2003, and on each Extended  Maturity Date  thereafter to the final maturity date of September 11, 2006.  Coupon  interest is paid semi-annually  at a rate of 4.75% in years  1-2,  5.10% in year 3, 5.55% in year 4 and 6.40% in the final year. In addition,  the Province entered into interest rate agreements that effectively converted the interest obligation on this debt to a fixed rate of 4.07%.

Paper D: Financial Tables                                                                                                       141
--------------------------------------------------------------------------------------------------------------------

37.  Retractable  in whole or in part on March 15, 2005, at the holder's  option provided  that  irrevocable  notice of retraction is made on March 1, 2005.
     Coupon interest is paid at 5.50% for the first four years and 6.80% for the remaining six years on outstanding bonds.

38.  The original  debentures  payable to OMERS were replaced effective December
     31, 1995, with debentures  payable to OMERS and to Colleges of Applied Arts and  Technology  Pension Plan,  in the amounts of $741.6  million and $90.9 million, respectively. The terms and conditions remain the same as those of the original debentures.

39.  Agricorp,  a Government  Organization,  holds $15 million in Series LE, $10 million in Series JV and $6.2 million in Series KE.

40.  No  interest  is payable in the first five  years,  thereafter  interest is payable monthly at an annual interest rate of 17.25%.

41.  The terms of these debentures require unequal payments,  consisting of both principal and interest,  to be made at  predetermined  irregular  intervals with the final  payment  on  January  10,  2045.  The total  principal  and interest  to be paid over the life of the  debenture  is $1,325  million in total.

42.  Bonds are extendible at the Option of the Province on the Initial  Maturity
     Date of August 27, 2003, and on each Extended  Maturity Date  thereafter to the final  maturity  date of  August  27,  2007.  Coupon  interest  is paid semi-annually  at a rate of 5.10% in years  1-2,  5.60% in year 3, 5.80% in year 4,  6.00% in year 5 and  7.00% in the final  year.  In  addition,  the
     Province entered into interest rate agreements that  effectively  converted the interest on this debt to a fixed rate of 4.52%.

43.  The Province  entered into currency  exchange  agreements that  effectively converted these U.S. dollar  obligations to Canadian dollar  obligations at an exchange rate of 1.4768. In addition, the Province entered into interest rate agreements that effectively  converted the interest obligation on this debt to a fixed rate of 6.24% on $12,649  million and floating  Canadian BA rate on $763 million.

44.  Bonds  are  callable  on May 13,  2003 at the  option of the  Province.  In
     addition,   the  Province   entered  into  interest  rate  agreements  that
     effectively  converted  the  interest  obligation  on this debt to floating
     Canadian BA rate minus 0.05%.

45.  The  Province  entered  into  interest  rate  agreements  that  effectively converted the interest obligation on this debt to floating Canadian BA rate minus 0.02%.

46.  Interest is payable at floating  Canadian BA rate plus 0.85% paid quarterly for the first  two  years,  then  5.75%  semi-annually  if not  called.  In
     addition,   the  Province   entered  into  interest  rate  agreements  that
     effectively  converted  the  interest  obligation  on this debt to floating
     Canadian BA rate minus 0.07%.

47.  Proceeds of issue and repayment are in Japanese yen. Interest is payable in
     Australian  dollars based on a notional principal of AUD 103.2 million at a rate of 3.2%  payable  annually.  In addition,  the  Province  entered into interest rate agreements that effectively converted the interest obligation on this debt to a fixed rate of 6.86%.

48.  The interest rate was set at 5.75% for the first year. The minimum interest payable is 6.25% in the second year,  6.50% in the third year, 6.75% in the fourth year and 7.00% in the final year.

49.  During the 2002-03 fiscal year, the Province  repurchased for  cancellation
     $94.29 million of Series MV bonds.

50.  The  Province  entered  into  interest  rate  agreements  that  effectively converted the interest obligation on this debt to a fixed rate of 6.63%.

51.  This issue has been  on-lent to OEFC  until June 2, 2010,  after  which the issue will be assumed by the Province until the maturity date.

52.  Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of September 17, 2003, and on each Extended  Maturity Date  thereafter to the final maturity date of September 17, 2008.  Coupon  interest is paid annually at a rate of 4.75% in years 1-2, 5.25% in year 3, 6.20% in year 4,
     6.25% in year 5, 6.50% in year 6 and 6.75% in the final year.  In addition, the  Province  entered  into  interest  rate  agreements  that  effectively converted  the  interest  rate  obligation  on this debt to a fixed rate of
     3.79%.

53.  During the 2002-03 fiscal year, the Province  repurchased for  cancellation
     $95.282 million of Series HC bonds.

54.  Proceeds of issue and repayment are in Japanese yen. Interest is payable in
     Australian dollars,  based on a notional principal of AUD 52.5 million at a rate of 3.10%.  In  addition,  the  Province  entered  into  interest  rate agreements that effectively  converted the interest obligation on this debt to floating Canadian BA rate minus 0.051%.

55.  Proceeds of issue and repayment are in Japanese yen. Interest is payable in
     U.S. dollars,  based on a notional principal of USD 120.8 million at a rate of 3.25%. In addition,  the Province  entered into interest rate agreements that effectively converted the interest obligation on this debt to floating
     Canadian BA rate minus 0.051%.

56.  The Minister of Finance will reset the interest rate every six months.  The initial  interest rate was set at 6.00%.  Effective  December 21, 2002, the interest rate was set at 2.50%.

57.  Proceeds of issue and repayment are in Japanese yen. Interest is payable in
     Australian dollars, based on a notional principal of AUD 121.1 million at a rate of 4.28%.  In  addition,  the  Province  entered  into  interest  rate agreements that effectively  converted the interest obligation on this debt to a fixed rate of 7.38%.

58.  During the 2002-03 fiscal year, Series EMTN50 was reopened twice,  bringing the total issue to $450 million.

142                                                                                                             2003 Ontario Budget
--------------------------------------------------------------------------------------------------------------------

59.  Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of May 30, 2003, and on each Extended  Maturity Date thereafter to the final maturity date of May 30, 2010. Coupon interest is paid  semi-annually at a rate of 5.50% in year 1,  5.75% in year 2,  6.00% in year 3,  6.25% in year 4,  6.50% in year 5, 6.75% in year 6, 7.00% in year 7, 7.50% in year 8 and 8.00% in the  final  year.  In  addition,  the  Province  entered  into interest  rate  agreements  that  effectively  converted  the interest rate obligation on this debt to a fixed rate of 5.04%.

60.  During the 2002-03 fiscal year,  Series DMTN8 was reopened  once,  bringing the total issue size to $1,500  million  (including  $500  million for OEFC purposes).

61.  The Province  entered into currency  exchange  agreements that  effectively converted these Norwegian kroner obligations to Canadian dollar obligations at an exchange  rate of 0.21235.  In addition,  the  Province  entered into interest rate agreements that effectively converted the interest obligation on this debt to floating Canadian BA rate minus 0.028%.

62.  Current outstanding OSBs are redeemable at the option of the holder on June
     21 and  December  21 with the  exception  of fixed  rate  bonds,  which are redeemable at maturity only. All current  outstanding  OSBs may be redeemed upon the  death of the  beneficial  owner.  The 1999,  2000,  2001 and 2002 series  may  also be  redeemed  during  the 14  calendar  days  immediately following  June 21 and  December  21. The Minister of Finance may reset the interest rate from time to time prior to maturity.

63.  The interest rate was set at 4.25% for the first year. The rate is 5.00% in the second  year,  5.75% in the third  year,  6.25% in the fourth  year and
     6.75% in the final year.

64.  The Minister of Finance will reset the interest rate every six months.  The initial  interest rate was set at 4.50%.  Effective  December 21, 2002, the interest rate was set at 2.50%.

65.  Pursuant to the Ontario Public Service  Employees' Pension Act 1994 and the
     Asset Transfer Agreement of December 12, 1994, the Province is obligated to re-split the debentures  between the Public  Service  Pension Fund ("PSPF")
     and the Ontario  Public  Service  Employees'  Union Pension Plan Trust Fund
     ("OPSEU  Fund") based on accurate  data when it is  available.  On June 13,
     1997, a Restated  Sponsorship  Amendment and Asset  Transfer  Agreement was
     signed,  replacing  the  1994  agreement.  Pursuant  to this  Agreement  on
     September 17, 1997, the re-split of the debentures was completed. To effect this redistribution of assets,  $3,745.8 million of debentures held by PSPF and $1,751.4  million of debentures held by OPSEU were retired and replaced by $3,726.8  million and $1,770.4  million of debentures to be held by PSPF and OPSEU respectively.

66.  The interest rate was set at 3.00% for the first year. The interest payable is 5.25% in the second year,  6.00% in the third year,  6.50% in the fourth year,  7.00% in the fifth  year,  7.50% in the sixth  year and 8.00% in the final year.

67.  The Minister of Finance will reset the interest rate every six months.  The initial  interest rate was set at 3.25%.  Effective  December 21, 2002, the interest rate was set at 2.50%.

68.  Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of June 28, 2003, and on each Extended Maturity Date thereafter to the final maturity date of June 28, 2010. Coupon interest is paid semi-annually at a rate of 5.70% in years 1-2, 6.00% in years 3-4, 6.25% in year 5, 6.50%
     in year 6, 7.00% in year 7, 7.50% in year 8 and 8.00% in the final year. In
     addition,   the  Province   entered  into  interest  rate  agreements  that
     effectively  converted the interest rate obligation on this debt to a fixed rate of 4.82%.

69.  The Province  entered into currency  exchange  agreements that  effectively
     converted   these  New  Zealand  dollar   obligations  to  Canadian  dollar
     obligations  at an exchange  rate of 0.82770.  In  addition,  the  Province entered into  interest  rate  agreements  that  effectively  converted  the interest obligation on this debt to a fixed rate of 5.56%.

70.  Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of July 30, 2003, and on each Extended Maturity Date thereafter to the final maturity date of July 30, 2010. Coupon interest is paid semi-annually at a rate of 5.50% in year 1, 5.75% in year 2, 6.25% in years 3-4, 6.50% in years 5-6, 7.00% in year 7, 7.25% in year 8 and 7.50% in the final year. In
     addition,   the  Province   entered  into  interest  rate  agreements  that
     effectively  converted the interest rate obligation on this debt to a fixed rate of 4.79%.

71.  Bonds are callable at the option of the Province on September 4, 2000, 2003 and 2006 to the final maturity date of September 4, 2009.  Coupon  interest is paid semi-annually at a rate of 6.00% in years 1-3, 6.125% in years 4-6,
     6.35% in years 7-9 and 7.625% in years  10-12.  In  addition,  the Province entered into  interest  rate  agreements  that  effectively  converted  the interest obligations on this debt to floating Canadian BA rate minus 0.19%.

72.  Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of June 4, 2004, and on each Extended  Maturity Date thereafter to the final maturity date of June 4, 2007. Coupon interest is paid  semi-annually at a rate of 4.20% in years 1-2, and 6.05% in the remaining three years. In addition, the Province entered into interest rate agreements that converted the  interest  obligation  on this debt to floating  Canadian BA rate minus
     0.04%.

73.  Interest payable is three-month  Canadian BA rate minus 0.05%. In addition, the  Province  entered  into  interest  rate  agreements  that  effectively converted the interest obligation on this debt to a fixed rate of 5.23%.

74.  During the 2002-03  fiscal year,  the Province  purchased for  cancellation
     $25.549 million of the KT Series bonds.

75.  During  the  2002-03  fiscal  year,  Series KJ bonds  were  reopened  once, bringing the total issue to $4,237.7 million.

Paper D: Financial Tables                                                                                                       143
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76.  During the 2002-03 fiscal year, Series HC-MG were reopened twice,  bringing the total issue to $3,000 million.

77.  During the 2002-03  fiscal year,  Series DMTN16 bonds were  reopened  once, bringing the total issue to $1,500 million.

78.  During  the  2002-03  fiscal  year,  Series KE bonds  were  reopened  once, bringing the total issue to $700 million.

79.  Proceeds of issue and repayment of principal are in Japanese yen.  Interest is  payable  in U.S.  dollars  based on a  notional  principal  of USD 86.3 million,  at a rate of 3.58% payable  annually.  In addition,  the Province entered into  interest  rate  agreements  that  effectively  converted  the interest obligation on this debt to a fixed rate of 6.35%.

80.  Proceeds of issue and repayment of principal are in Japanese yen.  Interest is payable in U.S. dollars semi-annually based on notional principal of USD
     57.1  million,  at a rate of 2.6%. In addition,  the Province  entered into interest rate agreements that effectively converted the interest obligation on this debt to a fixed rate of 5.57%.

81.  The Minister of Finance will reset the interest rate every six months.  The initial  interest rate was set at 5.00%.  Effective  December 21, 2002, the interest rate was set at 2.50%.

82.  During the 2002-03  fiscal year,  the Province  purchased for  cancellation
     $1.54071 million of the JA Series bonds.

83.  Total Debt Issued for Provincial  Purposes on a consolidated basis includes the long-term debt of the Ontario  Housing  Corporation for $2,200 million, the Toronto  Area Transit  Authority  (GO Transit) for $438 million and the
     Ontario Municipal Improvement Corporation for $79 million.

84.  The  Treasury  Bill balance does not include the  following  Treasury  Bill
     holdings:   $267  million  held  by  the  Northern  Ontario  Heritage  Fund
     Corporation,  $120  million  held by Ontario  Trillium  Foundation  and $33 million held by Ontario Securities Commission,  as these will be eliminated upon consolidation.

85.  Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of February 18, 2005, and on each Extended Maturity Date thereafter to the final  maturity  date of February  18,  2010.  Coupon  interest is paid semi-annually  at a rate of 4.15% in years  1-2,  4.40% in year 3, 4.75% in year 4,  5.50% in year 5, 6.30% in year 6 and 7.15% in the final  year.  In addition,  the Province  has entered into  interest  rate  agreements  that effectively  converted the interest rate obligation on this debt to a fixed rate of 3.519%.

86.  Bonds are  callable  at the option of the  Province  on October  15,  2004.
     Coupon  interest is not paid until  October 15,  2004,  after which  coupon interest  is  paid  semi-annually  at a rate of  5.50%.  In  addition,  the
     Province  has  entered  into  interest  rate  agreements  that  effectively converted the interest rate obligation on this debt to floating Canadian BA rate.

87.  Bonds are callable on April 1, 2003 at the Province of Ontario's option. In
     addition,   the  Province   entered  into  interest  rate  agreements  that
     effectively  converted  the interest  obligations  on this debt to floating
     Canadian BA rate minus 0.09%.

88.  Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of December 12, 2003, and on each Extended Maturity Date thereafter to the final  maturity  date of December  12,  2006.  Coupon  interest is paid semi-annually  at a rate of 4.00% in years  1-2,  4.75% in year 3, 5.90% in year 4 and 7.00% in the final year. In addition,  the Province entered into interest  rate  agreements  that  effectively  locked in a gain of 11 basis points.

89.  Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of November 29, 2003, and on each Extended Maturity Date thereafter to the final  maturity  date of November  29,  2011.  Coupon  interest is paid semi-annually  at a rate of 4.50% in year 1, 4.75% in year 2, 5.00% in year
     3,  5.50%  in year 4,  6.00% in year 5,  6.25% in year 6,  6.50% in year 7,
     6.75% in year 8, 7.00% in year 9 and 7.50% in the final year.  In addition, the Province entered into interest rate agreements that effectively  locked in a gain of eight basis points

90.  The terms of these  debentures  require  that a special  one-time  interest payment of $31.1 million be made at maturity.

91.  U.S. Commercial Paper issues are non-interest bearing with maturities up to
     182 days.

92.  The interest rate was set at 4.75% for the first year. The minimum interest payable is 5.00% in the second year,  6.00% in the third year, 6.25% in the fourth year and 6.50% in the final year.

93.  The Province  entered into currency  exchange  agreements that  effectively converted these U.S. dollar  obligations to Canadian dollar  obligations at an exchange rate of 1.5392. In addition, the Province entered into interest rate agreements that effectively  converted the interest obligation on this debt to a fixed rate of 5.51%.

94.  Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of November 28, 2003, and on each Extended Maturity Date thereafter to the final  maturity  date of November  28,  2006.  Coupon  interest is paid semi-annually  at a rate of 3.50% in years 1-2, and 5.25% in the  remaining
     three  years.  In  addition,   the  Province  entered  into  interest  rate
     agreements that effectively locked in a gain of nine basis points.

95.  Bonds are extendible at the option of the Investors on the Initial Maturity
     Date of November 20, 2002 (option exercised), and on each Extended Maturity
     Date  thereafter to the final  maturity  date of February 20, 2007.  Coupon interest  is paid  quarterly  at a rate of  Canadian BA rate minus 0.05% in year 1, BA rate  minus  0.01% in year 2, BA rate  plus  0.03% in year 3, BA rate plus 0.05% in year 4 and BA rate plus 0.07% for the remaining term.

144                                                                                                             2003 Ontario Budget
--------------------------------------------------------------------------------------------------------------------

96.  Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of December 18, 2004, and on each Extended Maturity Date thereafter to the final  maturity  date of December  18,  2009.  Coupon  interest is paid semi-annually  at a rate of 4.0% in years  1-2,  4.20% in year 3,  4.75% in year 4,  5.5% in year 5, 6.0% in year 6 and  6.50% in the  final  year.  In
     addition,   the  Province   entered  into  interest  rate  agreements  that
     effectively  converted the interest rate obligation on this debt to a fixed rate of 3.320%.

97.  Legal Aid, a government organization, holds $9.4 million in Series MG, $4.7 million in Series NL, and $0.36 million in Series DMTN16.

98.  This Series is a variable payment, zero coupon bond with a yield of 4.54%.

99.  Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of October 22, 2003, and on each Extended  Maturity Date thereafter to the final  maturity  date of October  22,  2008.  Coupon  interest  is paid monthly at a rate of 4.00% in years 1-2,  4.50% in year 3, 5.25% in year 4,
     6.10% in year 5, 6.75% in year 6 and 7.50% in the final year.  In addition, the  Province  entered  into  interest  rate  agreements  that  effectively converted  the  interest  rate  obligation  on this debt to a fixed rate of
     3.46%.

100. Interest is paid quarterly at three-month Canadian BA rate plus 0.05%.

101. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of October 5, 2003, and on each Extended  Maturity Date  thereafter to the final  maturity  date of  October  5,  2011.  Coupon  interest  is paid semi-annually  at a rate of 4.70% in year 1, 5.00% in year 2, 5.25% in year
     3,  5.50%  in year 4,  5.75% in year 5,  6.00% in year 6,  6.25% in year 7,
     6.50% in year 8, 7.00% in year 9 and 7.50% in the final year.  In addition, the  Province  entered  into  interest  rate  agreements  that  effectively converted  the  interest  rate  obligation  on this debt to a fixed rate of
     3.51%.

102. Interest  is paid  quarterly  at  one-month  Canadian  BA rate plus  0.05%, compounded.

103. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of October 3, 2003, and on each Extended  Maturity Date  thereafter to the final  maturity  date of  October  3,  2009.  Coupon  interest  is paid semi-annually  at a rate of 4.50% in years  1-2,  5.00% in year 3, 5.50% in year 4,  5.80% in year 5, 6.00% in year 6, 6.50% in year 7 and 7.50% in the final year. In addition, the Province entered into interest rate agreements that  effectively  converted the interest rate obligation on this debt to a fixed rate of 3.50%.

104. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of September 28, 2003, and on each Extended  Maturity Date  thereafter to the final maturity date of September 28, 2011.  Coupon  interest is paid annually at a rate of 5.00% in years 1-2, 5.05% in years 3-4, 5.10% in year
     5, 6.35% in year 6, 6.50% in year 7, 6.75% in year 8 and 7.00% in the final two years. In addition,  the Province entered into interest rate agreements that  effectively  converted the interest rate obligation on this debt to a fixed rate of 3.57%.

105. Interest is paid quarterly at three-month  Canadian BA rate plus 0.03%.  In
     addition,   the  Province   entered  into  interest  rate  agreements  that
     effectively  converted  the interest  rate  obligation on $425 million to a fixed rate of 4.68%.

106. During the 2002-03 fiscal year, the Province  repurchased for  cancellation
     $197.125 million of Series MZ bonds.

107. During the 2002-03 fiscal year Series NF was reopened three times, bringing the total issue size to $2,500 million.

108. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of February 12, 2004, and on each Extended Maturity Date thereafter to the final  maturity  date of February  12,  2007.  Coupon  interest is paid semi-annually  at a rate of 4.05% in years  1-2,  4.75% in year 3, 6.00% in year 4 and 7.25% in the final year. In addition,  the Province entered into interest  rate  agreements  that  effectively  converted  the interest rate obligation on this debt to a fixed rate of 3.31%.

109. During the 2002-03 fiscal year, the Province  repurchased for  cancellation
     $100 million of Series MU bonds.

110. Bonds are extendible at the option of the Investors on the Initial Maturity
     Date of December 5, 2002 (option exercised),  and on each Extended Maturity
     Date  thereafter  to the final  maturity  date of December 5, 2008.  Coupon interest  is paid  quarterly  at a rate of  Canadian BA rate minus 0.05% in year 1, Canadian BA rate minus 0.01% in year 2, Canadian BA rate plus 0.03%
     in year 3,  Canadian  BA rate plus 0.05% in year 4,  Canadian  BA rate plus
     0.07% in year 5 and Canadian BA rate plus 0.08% in the final two years.

111. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of June 18, 2004 to the final  maturity date of June 18, 2007.  Coupon interest is paid  semi-annually  at a rate of 4.20% in years 1-2, and 6.05%
     in the final three years, if extended.  In addition,  the Province  entered into interest rate  agreements  that converted the interest rate obligation on this debt to floating Canadian BA rate minus 0.06%.

112. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of July 21, 2004, and on each Extended Maturity Date thereafter to the final maturity date of July 21, 2007. Coupon interest is paid semi-annually at a rate of 4.00% in years 1-2,  and 6.00% in the final  three  years,  if extended.  In addition,  the Province entered into interest rate agreements that  effectively  converted the interest rate obligation on this debt to a fixed rate of 3.38%.

113. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of March 1, 2004, and on each Extended Maturity Date thereafter to the final maturity date of March 1, 2007. Coupon interest is paid semi-annually at a rate of 4.10% in years 1-2, 4.50% in year 3, 5.75% in year 4 and 7.25%
     in the final year. In addition, the Province has entered into interest rate agreements that effectively  converted the interest obligation on this debt to floating three-month Canadian BA rate minus 0.08%.

114. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of March 4, 2004, and on each Extended Maturity Date thereafter to the final maturity date of March 4, 2010.  Coupon  interest is paid at 4.30% in years 1-2, 4.5% in year 3, 5.10% in year 4, 6.0% in year 5, 6.5% in year 6,
     7.0% in year 7 and 7.50% in the final year.  In addition,  the Province has entered into  interest  rate  agreements  that  effectively  converted  the interest obligation on this debt to floating  three-month  Canadian BA rate minus 0.08%.

Paper D: Financial Tables                                                                                                       145
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115. Interest is paid quarterly at a rate of  three-month  Canadian BA rate plus
     0.275% up to the  maximum  of 4.775%  for the first  year,  5.025%  for the second year,  and 5.775% for the third year. In addition,  the Province has entered into  interest  rate  agreements  that  effectively  converted  the interest obligation on this debt to floating  three-month  Canadian BA rate minus 0.01%.

116. The issue is  callable  on June 1,  2005,  at the  option of the  Province.
     Interest is paid quarterly at a rate of  three-month  Canadian BA rate plus
     0.59% in years 1-3, and  semi-annually at a rate of 5.70% if not called. In the event  that the bond is not  called,  the bond  holder has the right to exchange  this series for series LZ. In addition,  the Province has entered into interest rate agreements that effectively  converted the interest rate obligation  on this debt to  floating  three-month  Canadian  BA rate minus
     0.03%.

117. Bonds are extendible at the option of the Province on the Initial  Maturity date of March 18, 2004,  and on each Extended  Maturity Date  thereafter to the  final  maturity  date of  March  18,  2009.  Coupon  interest  is paid semi-annually at a rate of 4.5% in years 1-2, 4.75% in year 3, 5.5% in year
     4, 6.25% in year 5, 6.5% in year 6 and 7% in the final year.  In  addition, the  Province  entered  into  interest  rate  agreements  that  effectively converted  the  interest  obligation  on this debt to floating  three-month
     Canadian BA rate minus 0.09%.

118. The amount  outstanding in legacy  currency is French franc  3,000,000,000.
     The French franc was  converted to Euro using  conversion  rate of one Euro equals 6.55957 French francs in accordance with Council Regulation (EU) No.
     2866/98.  In addition,  the Province  entered into interest rate agreements that effectively  converted the interest obligation on this debt to a fixed rate of 5.41%.

119. The amount outstanding in legacy currency is Deutsche marks  1,439,150,000.
     The Deutsche marks were converted to Euro using conversion rate of one Euro equals 1.95583  Deutsche marks in accordance  with Council  Regulation (EU)
     No.  2866/98.  In  addition,   the  Province  entered  into  interest  rate
     agreements that effectively  converted the interest rate obligation on this debt to a fixed rate of 7.684%.

120. The  amount   outstanding  in  legacy  currency  is  Netherlands   guilders
     400,000,000.   The  Netherlands  guilders  were  converted  to  Euro  using conversion  rate  of  one  Euro  equals  2.20371  Netherlands  guilders  in accordance  with Council  Regulation  (EU) No.  2866/98.  In addition,  the
     Province entered into interest rate agreements that  effectively  converted the interest rate obligation on this debt to a fixed rate of 9.859%.

121. The amount  outstanding in legacy  currency is French franc  3,000,000,000.
     The French franc was  converted to Euro using  conversion  rate of one Euro equals 6.55957 French francs in accordance with Council Regulation (EU) No.
     2866/98.  In addition,  the Province  entered into interest rate agreements that  effectively  converted the interest rate obligation on this debt to a fixed rate of 6.6%.

122. The Province  entered into currency  exchange  agreements that  effectively converted  substantially  all of these Japanese yen obligations to Canadian dollar  obligations  at an  exchange  rate of  0.01248.  In  addition,  the
     Province entered into interest rate agreements that  effectively  converted the interest obligation on this debt to a fixed rate of 2.78%.

123. Bonds  are zero  coupon  bonds  issued  at a  discount.  The terms of these debentures  require  payment  of  principal  and  interest  to be  made  on individual  maturity dates ranging from 2004 to 2008.  The total  principal and interest to be paid over the life of these debentures is $49,508,448.

124. The  interest  rates  were set at 2.50% for the first  year,  3.75% for the second year,  4.50% for the third year, 5.00% for the fourth year and 5.50%
     for the final year.

125. The issue  size is USD $750  million  (including  $268,308,080  on-lent  to
     OEFC).

126. During the 2002-03 fiscal year, Series DMTN10 was reopened twice,  bringing the total issue to $290 million.

127. The Minister of Finance will reset the interest rate every six months.  The initial  interest rate was set at 2.75%.  Effective  December 21, 2002, the interest rate was set at 2.50%.

128. During the 2002-03  fiscal year,  Series  DMTN33 was reopened  three times, bringing the total issue to $140 million.

129. Interest  is payable  quarterly  at floating  three-month  Canadian BA rate
     minus  0.02%.  In  addition,   the  Province  entered  into  interest  rate
     agreements that  effectively  converted the interest rate obligation on $50 million to a fixed rate of 3.89%.

130. The  Province  entered  into  interest  rate  agreements  that  effectively converted  the  interest  obligation  on this debt to floating  three-month
     Canadian BA rate.

131. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of May 3, 2004, and on each Extended  Maturity Date  thereafter to the final  maturity date of May 3, 2007.  Coupon  interest is paid monthly at a rate of 4.70% in years  1-2,  5.15% in year 3, 6.05% in year 4 and 6.90% in the final year.  In addition,  the Province has entered into  interest rate agreements that effectively  converted the interest rate obligation on this debt to a fixed rate of 4.0775%.

132. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of April 3, 2004, and on each Extended Maturity Date thereafter to the final maturity date of April 3, 2009. Coupon interest is paid semi-annually at a rate of 4.80% in years 1-2,  5.625% in year 3, 6.50% in year 4, 6.875%
     in year 5, 7.25% in year 6 and 7.75% in the final year.  In  addition,  the
     Province  has  entered  into  interest  rate  agreements  that  effectively converted  the  interest  rate  obligation  on this debt to a fixed rate of
     4.301%.

133. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of May 6, 2004, and on each Extended  Maturity Date  thereafter to the final  maturity date of May 6, 2009.  Coupon  interest is paid monthly at a rate of 4.62% in years 1-2, 5.00% in year 3, 6.00% in year 4, 6.50% in year
     5, 7.00% in year 6 and 7.25% in the final year.  In addition,  the Province has entered into interest rate  agreements that  effectively  converted the interest rate obligation on this debt to a fixed rate of 3.969%.

146                                                                                                             2003 Ontario Budget
--------------------------------------------------------------------------------------------------------------------

134. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of November 15, 2004 and on each Extended  Maturity Date thereafter to the final  maturity  date of November  15,  2007.  Coupon  interest is paid semi-annually  at a rate of 4.50% in years 1-2 and 5.80% in years  3-5,  if extended.  In  addition,  the  Province  has  entered  into  interest  rate agreements that effectively  converted the interest rate obligation on this debt to a fixed rate of 4.532%.

135. The Province has the right to call Series LY on September 4, 2008.

136. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of July 15, 2004, and on each Extended Maturity Date thereafter to the final maturity date of July 15, 2007. Coupon interest is paid semi-annually at a rate of 4.30% in years 1-2, 5.00% in year 3, 5.75% in year 4 and 6.70%
     in the final year. In addition, the Province has entered into interest rate agreements that effectively  converted the interest rate obligation on this debt to a fixed rate of 3.624%.

137. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of July 23, 2004, and on each Extended Maturity Date thereafter to the final maturity date of July 23, 2009. Coupon interest is paid semi-annually at a rate of 4.30% in years 1-2, 5.10% in year 3, 5.80% in year 4, 6.30% in year 5,  6.50% in year 6, and 7.75% in the final  year.  In  addition,  the
     Province  has  entered  into  interest  rate  agreements  that  effectively converted  the  interest  rate  obligation  on this debt to a fixed rate of
     3.45%.

138. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of September 10, 2004, and on each Extended  Maturity Date  thereafter to the final maturity date of September 10, 2009.  Coupon  interest is paid semi-annually  at a rate of 4.00% in years  1-2,  4.50% in year 3, 5.25% in year 4,  6.00% in year 5, 6.50% in year 6 and 7.25% in the final  year.  In addition,  the Province  has entered into  interest  rate  agreements  that effectively  converted the interest rate obligation on this debt to a fixed rate of 3.5173%.

139. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of January 31, 2005, and on each Extended  Maturity Date thereafter to the final  maturity  date of January  31,  2011.  Coupon  interest  is paid semi-annually  at a rate of 4.25% in years  1-2,  4.35% in year 3, 4.45% in year 4,  5.25% in year 5, 5.35% in year 6, 5.75% in year 7 and 6.25% in the final year.  In  addition,  the Province  has entered  into  interest  rate agreements that effectively  converted the interest rate obligation on this debt to a fixed rate of 3.534%.

140. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of March 3, 2005, and on each Extended Maturity Date thereafter to the final maturity date of March 3, 2009. Coupon interest is paid semi-annually at a rate of 4.05% in years 1-2, 4.40% in year 3, 4.85% in year 4, 5.85% in year 5 and 6.875% in the final year. In addition, the Province entered into interest  rate  agreements  that  effectively  converted  the interest rate obligation  on this debt into floating  three-month  Canadian BA rate minus
     0.07%.

141. Bonds are extendible at the option of the Province on the Initial  Maturity
     Date of March 17, 2005,  and on each Extended  Maturity Date  thereafter to the  final  maturity  date of  March  17,  2009.  Coupon  interest  is paid semi-annually at a rate of 4.0% in years 1-2, 4.10% in year 3, 5.0% in year
     4 and 6.0% in the final  year.  In  addition,  the  Province  entered  into interest  rate  agreements  that  effectively  converted  the interest rate obligation  on this debt into floating  three-month  Canadian BA rate minus
     0.07%.

142. The Province  entered into currency  exchange  agreements that  effectively
     converted   these   Australian   dollar   obligations  to  Canadian  dollar
     obligations  at an exchange  rate of 0.89714.  In  addition,  the  Province entered into  interest  rate  agreements  that  effectively  converted  the interest obligation on this debt to a fixed rate of 4.5252%.

143. The  Province  entered  into  interest  rate  agreements  that  effectively converted the interest obligation on this debt to a fixed rate of 4.8831%.